SCHWABFUNDS-R-

SCHWAB MARKETMANAGER
PORTFOLIOS-TM-

(formerly the
Schwab OneSource Portfolios)

/ / GROWTH
/ / BALANCED
/ / SMALL CAP
/ / INTERNATIONAL

Semiannual Report
April 30, 1998

SCHWAB MARKETMANAGER PORTFOLIOS-TM-

We are pleased to bring you this semiannual report for the Schwab MarketManager Portfolios (the Portfolios) for the six-month period ended April 30, 1998. Note that these Funds were formerly known as the Schwab OneSource-TM- Portfolios. In this report you will find performance statistics and other useful information for the following four Portfolios:

  Schwab MarketManager Growth Portfolio
  Schwab MarketManager Balanced Portfolio
  Schwab MarketManager Small Cap Portfolio
  Schwab MarketManager International Portfolio

We appreciate that our investors recognize that the MarketManager Portfolios can be a smart and efficient way to participate in a professionally managed portfolio of actively managed mutual funds. Senior Portfolio Manager Cynthia Liu and her team, supported by the Schwab Center for Investment Research, use sophisticated quantitative tools and techniques to provide a level of day-to-day portfolio analysis and management that few investors could replicate.

FUND LISTINGS

The MarketManager Portfolios are listed in THE WALL STREET JOURNAL, USA TODAY, INVESTOR'S BUSINESS DAILY and most local newspapers as follows under the heading SCHWABFUNDS-REGISTERED TRADEMARK-:

NEWSPAPER LISTING*  SYMBOL
MM Gro              SWOGX
MM Bal              SWOBX
MM Intl             SWOIX
MM SCp              SWOSX

*Note that newspaper listings will indicate the previous day's quotation.

CONTENTS

------------------------------------------------
A Message from the Chairman                    1
------------------------------------------------
What Every Investor Should Know                2
------------------------------------------------
Market Overview                                4
------------------------------------------------
Schwab MarketManager Growth Portfolio          8
------------------------------------------------
Schwab MarketManager Balanced
 Portfolio                                     8
------------------------------------------------
Schwab MarketManager Small Cap
 Portfolio                                    15
------------------------------------------------
Schwab MarketManager International
 Portfolio                                    19
------------------------------------------------
Statement of Net Assets                       23
------------------------------------------------
Financial Statements                          27
------------------------------------------------
Notes to Financial Statements                 32
------------------------------------------------

 WHY THE NAME CHANGE?

 If you've been invested in any of these Portfolios for a while, you used to know them as the Schwab OneSource Portfolios. We recently changed their names to better reflect the active management of these Funds. In fact, the change was a result of feedback we received from you, our investors. We wanted to clearly communicate active portfolio management and eliminate any confusion regarding the Portfolios' relationship to Schwab's Mutual Fund OneSource-Registered Trademark- service.

A MESSAGE FROM THE CHAIRMAN

Dear Shareholder,

The U.S. stock market rallied strongly over most of the six-month period ended April 30, 1998. So did many European markets. Despite investors' concerns about Asia's financial crisis last autumn, economic conditions continued to provide a solid underpinning for U.S. business activity. Once again, blue chips led the rally, though many smaller-cap stocks posted very solid gains in absolute terms. You'll find more insight about the overall market beginning on page 4.

    [PHOTO]
                  As pleased as we are with the performance of our Funds during this period, we want to be realistic. Over most of this century, for example, the U.S. stock market has returned an average of 11% to 12% PER YEAR, not per quarter. We encourage investors to keep that in mind should the market revert to its historical pattern of more-moderate performance.

Our philosophy has always been that REGULAR INVESTING, regardless of short-term market trends, is the best strategy over the long term. By investing in one of our SchwabFunds-Registered Trademark-, you've already taken an important step in building a portfolio that can help you meet your future goals. On the following pages, we outline several ways to help ensure that you reach those goals by establishing--or maintaining--an ongoing investment program.

NEW INVESTMENT OPPORTUNITIES TO CONSIDER
We are proud to introduce a new addition to our family of Funds: THE SCHWAB MARKETTRACK ALL EQUITY PORTFOLIO. (SCHWAB MARKETTRACK PORTFOLIOS-TM- is the new name of Schwab's Asset Director-Registered Trademark- Funds.) This Portfolio, which targets 100% equity investing, can provide you with diversified exposure to three different areas of the stock market: U.S. large-company, U.S. small-company and international stocks. We also offer three other MarketTrack
Portfolios: Growth, Balanced and Conservative. Each invests a different proportion of its assets in bonds and cash in addition to stocks.

For additional information and a free prospectus on the Schwab MarketTrack Portfolios or any of our SchwabFunds, please call us toll free at 1-800-435-4000. Each prospectus contains more-complete information on our Funds, including their fees and expenses; please read the prospectus carefully before you invest.

The support of investors like you has helped Charles Schwab Investment Management, Inc. (CSIM) become one of the largest and fastest-growing mutual fund families in the nation. CSIM now manages more than $63 billion in assets on behalf of more than 3.3 million SchwabFunds shareholders. We offer a full spectrum of 34 mutual funds for investors with varying financial situations and goals.

Once again, thank you for your investment in SchwabFunds. We continue to do everything we can to warrant the trust you have placed in us.

Sincerely,

/s/ Charles R. Schwab

Charles R. Schwab
April 30, 1998

WHAT EVERY INVESTOR SHOULD KNOW

WHY ASSET ALLOCATION MATTERS

As most investors know, one of the most compelling reasons to invest in a mutual fund is diversification. By allocating your assets across many different securities, a fund helps reduce the risk that you might otherwise encounter by owning just a few stocks or bonds.

Don't forget, however, that diversification across your portfolio can be just as important as diversification within one of the mutual funds you own. As you probably know, stocks have historically offered much higher returns over the long term than bonds, cash or other asset classes, but those returns have come at the price of higher volatility. To help mitigate some of that risk, many investors often include at least some bonds and cash in their portfolios. They also diversify their equity exposure across different market segments--such as U.S. large-cap, U.S. small-cap and international, which have tended to move with less than perfect correlation over time. In short, allocating assets across market segments may help reduce your overall portfolio risk.

 THE SCHWAB APPROACH
 TO INVESTING

  - START WITH THE BASICS FOR
     LONG-TERM INVESTING.

  - GET STARTED NOW!

  - KNOW YOURSELF.

  - INVEST IN THE STOCK MARKET
     FOR GROWTH.

  - TAKE A LONG-TERM VIEW.

  - BUILD A DIVERSIFIED PORTFOLIO.

  - CONSIDER BONDS AND CASH FOR
     DIVERSIFICATION AND INCOME.

  - MINIMIZE YOUR EXPENSES.

  - STAY ON TRACK.

  - BECOME A LIFELONG INVESTOR.

Asset allocation can sound simple in theory, but most individual investors find it difficult to put into practice. Few of us have the time or resources to keep track of the market and maintain balanced exposure across asset classes. For example, if stocks perform especially well during a certain period, your equity exposure may grow to take up a bigger share of your portfolio than you're comfortable with.

That's why it makes a lot of sense to "automate" your asset allocation decisions. Schwab has developed a broad spectrum of portfolio solutions that make it convenient for you to apply this time-tested investment strategy. If you'd like more information, please call us at 1-800-435-4000, access our Web site at WWW.SCHWAB.COM/SCHWABFUNDS or visit the Schwab branch nearest you.

REGULAR-INVESTING STRATEGIES

Another way to help dampen the effects of short-term market volatility is to invest the same amount of money on a regular basis. With this investment strategy, known as DOLLAR-COST AVERAGING, you automatically buy more shares when stock or bond prices are low and fewer when they're high.

A hypothetical example can help illustrate this concept. Let's say you invest $400 on a monthly basis in a single mutual fund, as shown in the illustration below. Because of fluctuating prices, your per-share purchase price varies monthly. A simple average of your five purchase prices would yield $8.20 per share; however, your AVERAGE COST BASIS (your total investment divided by the number of shares actually purchased) would be significantly lower--by more than $0.50 per share. The net result in this example is that your average cost per share is reduced and you'd have purchased more shares than you would have had you paid the average share price over the five-month period.

                                                    No. of
                           Fixed                    Shares
                        Investment   Share Price   Purchased
-------------------------------------------------------------
Month 1                       $400          $10           40
-------------------------------------------------------------
Month 2                       $400           $8           50
-------------------------------------------------------------
Month 3                       $400           $5           80
-------------------------------------------------------------
Month 4                       $400           $8           50
-------------------------------------------------------------
Month 5                       $400          $10           40
-------------------------------------------------------------
Totals:                     $2,000          $41          260
AVERAGE SHARE PRICE ($41  DIVIDED BY 5 periods):       $8.20
YOUR AVERAGE COST BASIS
  ($2,000  DIVIDED BY 260 shares):                     $7.69
PER-SHARE ADVANTAGE:                                   $0.51

This example is for illustrative purposes only and is not intended to predict or guarantee the performance of any particular fund available through Schwab.

(Of course, in this example, hindsight shows you that your best move would have been to invest your entire $2,000 in Month 3 when the share price was at a low of $5--but it's unlikely that you would have been able to predict that.)

In addition to reducing your per-share costs over time, dollar-cost averaging provides you another benefit: the discipline of investing regularly. You're more likely to maintain a regular investment plan if it's automatic: not only do you not have to even think about it, but you minimize any propensity to skip an investment in favor of some other expenditure. To encourage this discipline, Schwab offers you two convenient, no-cost ways to begin or maintain a program of regular investing:

Schwab's AUTOMATIC INVESTMENT PLAN (AIP) allows you to automatically purchase--on a regular basis--additional shares in mutual funds that you already own. For amounts as little as $100 per month, you can use the cash or sweep shares of your existing Schwab Money Fund,(1) or you can enroll in Schwab's free MONEYLINK TRANSFER SERVICE to automatically transfer money to your Schwab account.

With MONEYLINK TRANSFER SERVICE-Registered Trademark-, you can arrange to regularly and automatically transfer $50 or more from your bank account, payroll or government check into your Schwab account. It's a great way to build your investment over time.(2)

Please be aware that these programs--and dollar-cost averaging in general--do not ensure a profit or protect against a loss, and investors should know that markets fall as well as rise. Over the long term, however, dollar-cost averaging may help to smooth out volatility caused by short-term market trends. For more information about these programs, please call us at 1-800-435-4000.

WE MAKE IT EASY TO INVEST

We try to make it easy and convenient for you to invest in our SchwabFunds-Registered Trademark-. In addition to our automated methods, you can also invest in person at any of our nationwide branches, through our Web site at WWW.SCHWAB.COM and through our automated touch-tone telephone service, TELEBROKER,-Registered Trademark- by calling 1-800-272-4922.

(1)Includes uninvested cash and margin cash available. If sufficient cash is not available, your automatic purchases will not be made.

(2)The terms of your specific Schwab account will dictate when your Schwab MoneyLink transfers are swept into a money market fund and begin earning money market dividend income.

 KEEPING YOU INFORMED

 One of our top priorities at Charles Schwab is to keep you informed about your investments and potential opportunities in the marketplace. A wealth of information about our investment philosophy and Funds, as well as the market and economic environment, can be found at our Web site:
 WWW.SCHWAB.COM/SCHWABFUNDS.

 In addition, market commentaries and monthly
 Portfolio updates are available by calling our toll-free Shareholder Information Line at
 1-888-9 NO-LOAD.

MARKET OVERVIEW

U.S. GROWTH RATE

U.S. GROSS DOMESTIC PRODUCT (GDP) grew at a strong real rate of 3.8% in 1997 and 4.2% in the first quarter of 1998--well in excess of the Federal Reserve's estimated noninflationary growth rate of 2.0% to 2.75%.

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

            REAL GDP GROWTH RATE
  QUARTERLY PERCENTAGE CHANGE (ANNUALIZED
                   RATE)

Q1 1990                                           3.90%
Q2 1990                                           1.20%
Q3 1990                                          -1.90%
Q4 1990                                          -4.00%
Q1 1991                                          -2.10%
Q2 1991                                           1.80%
Q3 1991                                           1.00%
Q4 1991                                           1.00%
Q1 1992                                           4.70%
Q2 1992                                           2.50%
Q3 1992                                           3.00%
Q4 1992                                           4.30%
Q1 1993                                           0.10%
Q2 1993                                           2.00%
Q3 1993                                           2.10%
Q4 1993                                           5.30%
Q1 1994                                           3.00%
Q2 1994                                           4.70%
Q3 1994                                           1.80%
Q4 1994                                           3.60%
Q1 1995                                           0.90%
Q2 1995                                           0.30%
Q3 1995                                           3.00%
Q4 1995                                           2.20%
Q1 1996                                           1.80%
Q2 1996                                           6.00%
Q3 1996                                           1.00%
Q4 1996                                           4.30%
Q1 1997                                           4.90%
Q2 1997                                           3.30%
Q3 1997                                           3.10%
Q4 1997                                           3.70%
Q1 1998                                           4.20%
SOURCE: BLOOMBERG L.P.

At the time of this writing, THE U.S. ECONOMY APPEARS POISED FOR CONTINUED GROWTH, further extending the current economic expansion that began in 1991. Many economists expect Asia's economic problems to reduce 1998 U.S. GDP growth by only a relatively minor 0.25 to 1.0 percentage point.

PRIOR TO THE FOURTH-QUARTER ONSET OF THE "ASIAN FLU," the U.S. economy's strength and tight labor markets led investors to speculate about whether wage and price inflation were accelerating. Some investors also believed that the Federal Reserve was on the verge of raising interest rates to head off a potential acceleration in both wage and price inflation. As Federal Reserve Chairman Alan Greenspan said in his February congressional testimony, "The key question going forward is whether the restraint building from the turmoil in Asia will be sufficient to check inflationary tendencies that might otherwise result from the strength of domestic spending and tightening labor markets." At the moment, many economists believe that Federal Reserve policy-makers are now more inclined to raise interest rates than they have been in the past, but are refraining from doing so because inflation remains tame and Asia's continuing problems may dampen both global and domestic growth.

UNEMPLOYMENT

JOB GROWTH IN THE UNITED STATES HAS REMAINED ROBUST. In fact, the U.S. unemployment rate reached 4.3% in April--the lowest level in 28 years.

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

  U.S. UNEMPLOYMENT RATE

Jan-90                           5.40%
Feb-90                           5.30%
Mar-90                           5.20%
Apr-90                           5.40%
May-90                           5.40%
Jun-90                           5.20%
Jul-90                           5.50%
Aug-90                           5.70%
Sep-90                           5.90%
Oct-90                           5.90%
Nov-90                           6.20%
Dec-90                           6.30%
Jan-91                           6.40%
Feb-91                           6.60%
Mar-91                           6.80%
Apr-91                           6.70%
May-91                           6.90%
Jun-91                           6.90%
Jul-91                           6.80%
Aug-91                           6.90%
Sep-91                           6.90%
Oct-91                           7.00%
Nov-91                           7.00%
Dec-91                           7.30%
Jan-92                           7.30%
Feb-92                           7.40%
Mar-92                           7.40%
Apr-92                           7.40%
May-92                           7.60%
Jun-92                           7.80%
Jul-92                           7.70%
Aug-92                           7.60%
Sep-92                           7.60%
Oct-92                           7.30%
Nov-92                           7.40%
Dec-92                           7.40%
Jan-93                           7.30%
Feb-93                           7.10%
Mar-93                           7.00%
Apr-93                           7.10%
May-93                           7.10%
Jun-93                           7.00%
Jul-93                           6.90%
Aug-93                           6.80%
Sep-93                           6.70%
Oct-93                           6.80%
Nov-93                           6.60%
Dec-93                           6.50%
Jan-94                           6.60%
Feb-94                           6.60%
Mar-94                           6.50%
Apr-94                           6.40%
May-94                           6.00%
Jun-94                           6.10%
Jul-94                           6.10%
Aug-94                           6.10%
Sep-94                           5.90%
Oct-94                           5.80%
Nov-94                           5.60%
Dec-94                           5.40%
Jan-95                           5.60%
Feb-95                           5.40%
Mar-95                           5.40%
Apr-95                           5.70%
May-95                           5.60%
Jun-95                           5.60%
Jul-95                           5.70%
Aug-95                           5.70%
Sep-95                           5.70%
Oct-95                           5.60%
Nov-95                           5.60%
Dec-95                           5.60%
Jan-96                           5.70%
Feb-96                           5.50%
Mar-96                           5.50%
Apr-96                           5.50%
May-96                           5.50%
Jun-96                           5.30%
Jul-96                           5.50%
Aug-96                           5.20%
Sep-96                           5.20%
Oct-96                           5.30%
Nov-96                           5.40%
Dec-96                           5.30%
Jan-97                           5.30%
Feb-97                           5.30%
Mar-97                           5.20%
Apr-97                           5.00%
May-97                           4.80%
Jun-97                           5.00%
Jul-97                           4.90%
Aug-97                           4.90%
Sep-97                           4.90%
Oct-97                           4.80%
Nov-97                           4.60%
Dec-97                           4.70%
Jan-98                           4.70%
Feb-98                           4.60%
Mar-98                           4.70%
Apr-98                           4.30%
SOURCE: BLOOMBERG L.P.

ALTHOUGH INFLATION HAS BEEN WELL CONTAINED, the combination of a tight labor market (as evidenced by low unemployment rates) and strong economic growth typically leads to inflationary pressures on wages and, ultimately, prices. In this environment, productivity growth becomes particularly important.

Strong productivity gains, such as those achieved in 1997, allow manufacturers and other businesses to limit price increases in the face of rising wages, without sacrificing profit margins.

INFLATION

BOTH THE EMPLOYMENT COST INDEX (ECI) AND CONSUMER PRICE INDEX (CPI) REMAINED IN CHECK throughout 1997 and the first quarter of 1998, reflecting continued low inflation.

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

   MEASURES OF INFLATION
                              MONTHLY CONSUMER     QUARTERLY EMPLOYMENT
                                 PRICE INDEX            COST INDEX
Jan-90                                      5.2%                    5.3%
Feb-90                                      5.3%                    5.3%
Mar-90                                      5.2%                    5.3%
Apr-90                                      4.7%                    5.4%
May-90                                      4.4%                    5.4%
Jun-90                                      4.7%                    5.4%
Jul-90                                      4.8%                    5.1%
Aug-90                                      5.6%                    5.1%
Sep-90                                      6.2%                    5.1%
Oct-90                                      6.3%                    4.8%
Nov-90                                      6.3%                    4.8%
Dec-90                                      6.1%                    4.8%
Jan-91                                      5.7%                    4.6%
Feb-91                                      5.3%                    4.6%
Mar-91                                      4.9%                    4.6%
Apr-91                                      4.9%                    4.5%
May-91                                      5.0%                    4.5%
Jun-91                                      4.7%                    4.5%
Jul-91                                      4.4%                    4.3%
Aug-91                                      3.8%                    4.3%
Sep-91                                      3.4%                    4.3%
Oct-91                                      2.9%                    4.2%
Nov-91                                      3.0%                    4.2%
Dec-91                                      3.1%                    4.2%
Jan-92                                      2.6%                    4.1%
Feb-92                                      2.8%                    4.1%
Mar-92                                      3.2%                    4.1%
Apr-92                                      3.2%                    3.5%
May-92                                      3.0%                    3.5%
Jun-92                                      3.1%                    3.5%
Jul-92                                      3.2%                    3.4%
Aug-92                                      3.1%                    3.4%
Sep-92                                      3.0%                    3.4%
Oct-92                                      3.2%                    3.5%
Nov-92                                      3.0%                    3.5%
Dec-92                                      2.9%                    3.5%
Jan-93                                      3.3%                    3.4%
Feb-93                                      3.2%                    3.4%
Mar-93                                      3.1%                    3.4%
Apr-93                                      3.2%                    3.6%
May-93                                      3.2%                    3.6%
Jun-93                                      3.0%                    3.6%
Jul-93                                      2.8%                    3.6%
Aug-93                                      2.8%                    3.6%
Sep-93                                      2.7%                    3.6%
Oct-93                                      2.8%                    3.4%
Nov-93                                      2.7%                    3.4%
Dec-93                                      2.7%                    3.4%
Jan-94                                      2.5%                    3.2%
Feb-94                                      2.5%                    3.2%
Mar-94                                      2.5%                    3.2%
Apr-94                                      2.4%                    3.1%
May-94                                      2.3%                    3.1%
Jun-94                                      2.5%                    3.1%
Jul-94                                      2.8%                    3.1%
Aug-94                                      2.9%                    3.1%
Sep-94                                      3.0%                    3.1%
Oct-94                                      2.6%                    3.0%
Nov-94                                      2.7%                    3.0%
Dec-94                                      2.7%                    3.0%
Jan-95                                      2.8%                    3.0%
Feb-95                                      2.9%                    3.0%
Mar-95                                      2.9%                    3.0%
Apr-95                                      3.1%                    3.0%
May-95                                      3.2%                    3.0%
Jun-95                                      3.0%                    3.0%
Jul-95                                      2.8%                    2.8%
Aug-95                                      2.6%                    2.8%
Sep-95                                      2.5%                    2.8%
Oct-95                                      2.8%                    2.8%
Nov-95                                      2.6%                    2.8%
Dec-95                                      2.5%                    2.8%
Jan-96                                      2.7%                    2.9%
Feb-96                                      2.7%                    2.9%
Mar-96                                      2.8%                    2.9%
Apr-96                                      2.9%                    2.9%
May-96                                      2.9%                    2.9%
Jun-96                                      2.8%                    2.9%
Jul-96                                      3.0%                    2.9%
Aug-96                                      2.9%                    2.9%
Sep-96                                      3.0%                    2.9%
Oct-96                                      3.0%                    3.0%
Nov-96                                      3.3%                    3.0%
Dec-96                                      3.3%                    3.0%
Jan-97                                      3.0%                    2.8%
Feb-97                                      3.0%                    2.8%
Mar-97                                      2.8%                    2.8%
Apr-97                                      2.5%                    2.8%
May-97                                      2.2%                    2.8%
Jun-97                                      2.3%                    2.8%
Jul-97                                      2.2%                    3.0%
Aug-97                                      2.2%                    3.0%
Sep-97                                      2.2%                    3.0%
Oct-97                                      2.1%                    3.2%
Nov-97                                      1.8%                    3.2%
Dec-97                                      1.7%                    3.2%
Jan-98                                      1.6%                    3.3%
Feb-98                                      1.4%                    3.3%
Mar-98                                      1.4%                    3.3%
Apr-98                                      1.4%
SOURCE: BLOOMBERG L.P.

THE CPI ROSE just 1.4% over the year ended April 1998--the lowest rate of increase since 1986. Its core rate (which excludes the more volatile food and energy components) rose 2.1%--the lowest rate of increase since 1965. Investors were somewhat more concerned about the ECI, and its wages and salaries component in particular. That segment of the ECI increased 3.7% during the year ended April 1998.

EVEN THOUGH CURRENT LEVELS OF INFLATION ARE VERY LOW, Federal Reserve policy-makers have indicated that they believe the risk of inflation is increasing, and they are poised to act preemptively by raising interest rates if they believe that is necessary. The Federal Reserve did raise interest rates in March 1997, increasing the federal funds rate by 0.25 percentage point to 5.5%. By the end of April, many economists believed that Federal Reserve policy-makers were once again inclined to raise interest rates, but there was a lack of consensus about when the Federal Reserve would raise interest rates, if in fact it would, and by how much.

TOTAL-RETURN PERFORMANCE

MOST U.S. STOCKS posted strong total returns from November 1, 1997, through April 30, 1998. Large-caps continued to outperform small-caps, as reflected in the 22.5% return of the S&P 500-Registered Trademark- Index versus the 13.4% return of the Schwab Small-Cap Index-Registered Trademark- over the period. Amazingly, the S&P 500 Index posted its thirteenth consecutive quarterly gain during the first quarter of 1998 and posted an incredible return of 41% for the 12-month period ended April 1998.

INTERNATIONAL STOCKS, as represented by the Schwab International
Index-Registered Trademark-, gained 15.2% over the six-month period, primarily on the strength of European markets.

FIXED-INCOME RETURNS were more in line with long-term expectations during the reporting period. Bond returns, as represented by the Lehman Brothers Aggregate Bond Index, were 3.6% over the six-month reporting period.

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

TOTAL-RETURN PERFORMANCE
 VALUE OF A HYPOTHETICAL
      $1 INVESTMENT
                                        SCHWAB       SCHWAB       LEHMAN BROTHERS
                            S&P 500   SMALL CAP   INTERNATIONAL      AGGREGATE
                           INDEX-R-    INDEX-R-     INDEX-R-        BOND INDEX
Oct-97                       $ 1.000     $ 1.000        $ 1.000            $ 1.000
Nov-97                       $ 1.046     $ 0.991        $ 0.996            $ 1.005
Dec-97                       $ 1.064     $ 1.012        $ 1.010            $ 1.015
Jan-98                       $ 1.076     $ 0.996        $ 1.051            $ 1.028
Feb-98                       $ 1.154     $ 1.078        $ 1.115            $ 1.027
Mar-98                       $ 1.213     $ 1.127        $ 1.144            $ 1.030
Apr-98                       $ 1.225     $ 1.134        $ 1.151            $ 1.036

TOTAL RETURN ASSUMES REINVESTMENT OF ALL DIVIDENDS AND CAPITAL GAINS DISTRIBUTIONS. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. The indices are intended to represent the returns of specific market sectors during the funds' six-month reporting period and do not reflect the performance of any fund. Indices are unmanaged and, unlike a fund, do not reflect the payment of advisory fees and other expenses associated with an investment in a fund. Investors cannot invest in an index directly.

S&P 500 PRICE/EARNINGS RATIO

THE PRICE/EARNINGS RATIO for the S&P 500 Index reached its highest value ever during the reporting period: It stood at 26.5 at the close of the reporting period, well above its 30-year average of 14.8. The price/earnings ratio, also known as a multiple, is the price of a stock divided by its earnings per share and generally indicates how much investors are willing to pay for a company's earning potential.

Based on other traditional market valuation measures such as the price-to-book value ratio or dividend yield, the U.S. stock market, as measured by the S&P 500 Index, also reached historic highs during the reporting period.

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

  S&P 500 INDEX PRICE/EARNINGS
              RATIO

Jan-90                                 14.37
Feb-90                                 14.21
Mar-90                                 14.77
Apr-90                                 14.82
May-90                                 15.84
Jun-90                                 16.66
Jul-90                                 16.65
Aug-90                                 15.57
Sep-90                                  14.9
Oct-90                                 14.36
Nov-90                                 14.59
Dec-90                                 15.19
Jan-91                                 14.95
Feb-91                                 16.82
Mar-91                                 17.48
Apr-91                                 17.85
May-91                                 17.92
Jun-91                                 17.96
Jul-91                                 18.07
Aug-91                                 19.72
Sep-91                                 19.88
Oct-91                                 19.92
Nov-91                                 21.02
Dec-91                                 21.85
Jan-92                                 23.35
Feb-92                                 23.83
Mar-92                                 25.45
Apr-92                                 25.51
May-92                                 25.71
Jun-92                                 25.08
Jul-92                                 25.61
Aug-92                                  25.5
Sep-92                                 24.37
Oct-92                                 23.94
Nov-92                                 24.08
Dec-92                                 24.01
Jan-93                                  24.2
Feb-93                                 24.25
Mar-93                                 24.22
Apr-93                                  23.2
May-93                                 23.21
Jun-93                                 22.58
Jul-93                                 22.52
Aug-93                                 23.02
Sep-93                                 23.74
Oct-93                                 23.97
Nov-93                                 22.55
Dec-93                                 23.55
Jan-94                                 22.98
Feb-94                                 21.17
Mar-94                                 20.34
Apr-94                                  20.1
May-94                                 20.16
Jun-94                                 19.76
Jul-94                                 18.64
Aug-94                                  18.9
Sep-94                                 18.26
Oct-94                                 17.55
Nov-94                                 16.58
Dec-94                                 16.98
Jan-95                                 16.23
Feb-95                                  16.2
Mar-95                                  16.5
Apr-95                                 16.02
May-95                                 16.43
Jun-95                                 16.82
Jul-95                                 16.55
Aug-95                                 16.18
Sep-95                                 16.86
Oct-95                                 16.18
Nov-95                                 17.14
Dec-95                                 17.41
Jan-96                                 18.11
Feb-96                                 18.56
Mar-96                                 18.94
Apr-96                                 19.16
May-96                                 19.48
Jun-96                                  19.3
Jul-96                                 18.31
Aug-96                                 18.62
Sep-96                                 19.75
Oct-96                                  19.6
Nov-96                                 21.05
Dec-96                                  20.7
Jan-97                                 20.55
Feb-97                                 20.98
Mar-97                                 19.87
Apr-97                                 20.24
May-97                                 21.43
Jun-97                                 22.45
Jul-97                                 23.92
Aug-97                                 22.64
Sep-97                                    24
Oct-97                                 22.84
Nov-97                                 24.02
Dec-97                                 24.51
Jan-98                                 24.99
Feb-98                                 26.44
Mar-98                                 27.76
Apr-98                                 26.51
SOURCE: BLOOMBERG L.P.

THE PRIMARY FACTORS DRIVING THESE HISTORIC EQUITY VALUATIONS have been low inflation, low interest rates, healthy corporate earnings expectations, a decline in the amount of equities outstanding (due to merger activity and share buybacks) and high levels of consumer optimism. Changes in any of these factors could have a negative impact on these lofty market valuations.

INTERNATIONAL PERFORMANCE

MOST EUROPEAN EQUITY MARKETS were strong during the six months ended April 30, 1998, with the highest returns in Spain, Italy, Finland and Ireland. In contrast, many Asian markets declined sharply over the period; the weakest were Malaysia, New Zealand, Hong Kong and Japan.

THE MSCI-EAFE-REGISTERED TRADEMARK- INDEX gained 15.4% in U.S. dollar terms (excluding reinvested dividends) during the six-month reporting period. In local-currency terms, it gained 20.3%, reflecting the relative strength of the U.S. dollar versus most foreign currencies during the period.

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

    MSCI-EAFE COUNTRY $US RETURN
   FOR THE SIX-MONTH PERIOD ENDED
               4/30/98
Spain                                     53.43%
Italy                                     45.80%
Finland                                   41.53%
Ireland                                   36.58%
France                                    35.45%
Germany                                   30.00%
Belgium                                   28.67%
Switzerland                               25.35%
Austria                                   25.29%
Sweden                                    23.87%
United Kingdom                            21.78%
Denmark                                   20.19%
Netherlands                               19.67%
Australia                                  6.71%
Norway                                    -1.53%
Singapore                                 -4.02%
Japan                                    -10.39%
Hong Kong                                -11.63%
New Zealand                              -11.93%
Malaysia                                 -15.19%
SOURCE: DATASTREAM

NOTE: This market overview has been provided by the Portfolio Management team.

SCHWAB MARKETMANAGER GROWTH AND BALANCED PORTFOLIOS
PORTFOLIO PERFORMANCE

AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIODS ENDED 4/30/98

                                                                  Since Inception
                                          Six Months   One Year     (11/18/96)
---------------------------------------------------------------------------------
SCHWAB MARKETMANAGER GROWTH PORTFOLIO(1)    12.60%       29.45%       21.38%
---------------------------------------------------------------------------------
SCHWAB MARKETMANAGER BALANCED
PORTFOLIO(1)                                10.07%       24.38%       17.85%
---------------------------------------------------------------------------------
S&P 500-Registered Trademark- Index         22.47%       41.04%       35.02%
---------------------------------------------------------------------------------
Lehman Aggregate Bond Index                  3.58%       10.92%        7.93%
---------------------------------------------------------------------------------

AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIODS ENDED 3/31/98

                                                                  Since Inception
                                          Six Months   One Year     (11/18/96)
---------------------------------------------------------------------------------
SCHWAB MARKETMANAGER GROWTH PORTFOLIO(1)     8.23%       31.24%       22.15%
---------------------------------------------------------------------------------
SCHWAB MARKETMANAGER BALANCED
PORTFOLIO(1)                                 7.34%       26.12%       18.65%
---------------------------------------------------------------------------------

(1)The Investment Manager and Schwab waived a portion of their fees during the reporting period and have guaranteed through at least 2/28/99 that total operating expenses will not exceed 0.50%. Without fee waivers and guarantees, as of 4/30/98, the six-month, one-year and average annual since-inception total returns would have been 12.18%, 28.43% and 20.45%, respectively, for the Growth Portfolio and 9.63%, 23.27% and 16.79%, respectively, for the Balanced Portfolio. As of 3/31/98, the six-month, one-year and average annual since-inception total returns would have been 7.82%, 30.20% and 21.21%, respectively, for the Growth Portfolio and 6.88%, 24.95% and 17.57%, respectively, for the Balanced Portfolio.

This graph compares the growth of a hypothetical $10,000 investment in the Schwab MarketManager Growth and Balanced Portfolios, made at their inception, with similar investments in the S&P 500-Registered Trademark- Index and the Lehman Brothers Aggregate Bond Index. A detailed analysis of the respective performance of the Portfolios and the indices is provided in the QUESTIONS TO THE PORTFOLIO MANAGEMENT TEAM section later in this report.

THIS INFORMATION IS HISTORICAL AND DOES NOT REPRESENT FUTURE RESULTS. TOTAL RETURNS ASSUME REINVESTMENT OF ALL DIVIDENDS AND CAPITAL GAINS DISTRIBUTIONS. PRINCIPAL VALUE AND INVESTMENT RETURNS WILL FLUCTUATE, SO AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. Indices are unmanaged and do not reflect advisory fees and other expenses associated with an investment in the Portfolios. Investors cannot invest in an index directly.

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

SCHWAB MARKETMANAGER GROWTH AND BALANCED PORTFOLIOS
    GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT
                                                      MARKETMANAGER     MARKETMANAGER                  LEHMAN
                                                          GROWTH           BALANCED       S&P 500    AGGREGATE
                                                        PORTFOLIO         PORTFOLIO        INDEX     BOND INDEX
11/18/96                                                      $10,000           $10,000    $10,000       $10,000
11/30/96                                                      $10,120           $10,100    $10,271       $10,071
12/31/96                                                      $10,077           $10,059    $10,068        $9,977
1/31/97                                                       $10,371           $10,322    $10,696       $10,008
2/28/97                                                       $10,310           $10,271    $10,780       $10,033
3/31/97                                                       $10,016           $10,018    $10,338        $9,922
4/30/97                                                       $10,229           $10,200    $10,955       $10,071
5/31/97                                                       $10,848           $10,676    $11,621       $10,166
6/30/97                                                       $11,274           $11,041    $12,141       $10,287
7/31/97                                                       $11,841           $11,517    $13,106       $10,565
8/31/97                                                       $11,547           $11,284    $12,372       $10,475
9/30/97                                                       $12,145           $11,770    $13,049       $10,630
10/31/97                                                      $11,760           $11,527    $12,613       $10,784
11/30/97                                                      $11,750           $11,558    $13,197       $10,834
12/31/97                                                      $11,927           $11,719    $13,424       $10,943
1/31/98                                                       $11,959           $11,762    $13,573       $11,084
2/28/98                                                       $12,622           $12,251    $14,552       $11,075
3/31/98                                                       $13,146           $12,634    $15,297       $11,112
4/30/98                                                       $13,242           $12,688    $15,452       $11,170

SCHWAB MARKETMANAGER GROWTH AND BALANCED PORTFOLIOS
PORTFOLIO SUMMARY

Schwab MarketManager Growth Portfolio seeks capital growth with less volatility than a portfolio composed entirely of stock funds. The Balanced Portfolio seeks capital growth and income with less volatility than the Growth Portfolio. The allocations of the Funds' portfolios will vary as the Portfolio Manager adjusts their respective asset mixes based on changing market conditions. Of the two Portfolios, the Growth Portfolio offers the greatest potential for return and risk due to its larger target allocation to equity funds.

SCHWAB MARKETMANAGER GROWTH PORTFOLIO:
ASSET MIX(1)

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

Large-Cap            34%
International        24%
Small-Cap            18%
Fixed Income         13%
Cash                  6%
Sector                5%

                                Mix as of   Mix as of    Target Mix in
                                 4/30/98     4/30/97    Neutral Markets
-----------------------------------------------------------------------
Equity Funds                        81%         87%            80%
-----------------------------------------------------------------------
Bond Funds                          13%         10%            15%
-----------------------------------------------------------------------
Cash Equivalents                     6%          3%             5%
-----------------------------------------------------------------------
Total                              100%        100%           100%
-----------------------------------------------------------------------

SCHWAB MARKETMANAGER GROWTH PORTFOLIO:
TOP 10 HOLDINGS
AS A PERCENTAGE OF PORTFOLIO INVESTMENTS(1)

-------------------------------------------------
American Century Income and Growth Fund    14.08%
-------------------------------------------------
Janus Worldwide Fund                        6.43%
-------------------------------------------------
Brinson U.S. Equity Fund                    5.97%
-------------------------------------------------
BT Investment International Equity Fund     5.96%
-------------------------------------------------
American Century--Twentieth Century
International Growth Fund                   5.91%
-------------------------------------------------
Barr Rosenberg U.S. Small Capital Fund      5.66%
-------------------------------------------------
Rydex Nova Fund                             5.62%
-------------------------------------------------
Excelsior Value and Restructuring Fund      5.40%
-------------------------------------------------
Delaware Group Delchester Fund              5.33%
-------------------------------------------------
Neuberger & Berman Genesis Fund             4.85%
-------------------------------------------------
Total                                      65.21%
-------------------------------------------------

(1)This information is as of 4/30/98 and may not be indicative of current or future investments. A complete list of the Portfolio's investments as of 4/30/98 can be found in the Schedule of Investments later in this report.

SCHWAB MARKETMANAGER GROWTH AND BALANCED PORTFOLIOS
PORTFOLIO SUMMARY (continued)

SCHWAB MARKETMANAGER BALANCED PORTFOLIO:
ASSET MIX(1)

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

Fixed Income         33%
Large-Cap            26%
International        16%
Small-Cap            13%
Cash                  6%
Sector                6%

                                          Mix as of   Mix as of    Target Mix in
                                           4/30/98     4/30/97    Neutral Markets
---------------------------------------------------------------------------------
Equity Funds                                  61%         66%            60%
---------------------------------------------------------------------------------
Bond Funds                                    28%         18%            35%
---------------------------------------------------------------------------------
Cash Equivalents                              11%         16%             5%
---------------------------------------------------------------------------------
Total                                        100%        100%           100%
---------------------------------------------------------------------------------

SCHWAB MARKETMANAGER BALANCED PORTFOLIO:
TOP 10 HOLDINGS
AS A PERCENTAGE OF PORTFOLIO INVESTMENTS(1)

-----------------------------------------------------------
American Century Income and Growth Fund              11.59%
-----------------------------------------------------------
PIMCO Total Return Fund--Institutional                9.66%
-----------------------------------------------------------
Delaware Group Delchester Fund                        7.77%
-----------------------------------------------------------
American Century Benham Intermediate Treasury Bond
Fund                                                  5.84%
-----------------------------------------------------------
Excelsior Value and Restructuring Fund                5.49%
-----------------------------------------------------------
Strong Advantage Fund                                 5.21%
-----------------------------------------------------------
Janus Worldwide Fund                                  5.13%
-----------------------------------------------------------
Rydex Nova Fund                                       4.48%
-----------------------------------------------------------
Barr Rosenberg U.S. Small Capital Fund                4.04%
-----------------------------------------------------------
Brinson U.S. Equity Fund                              3.96%
-----------------------------------------------------------
Total                                                63.17%
-----------------------------------------------------------

(1)This information is as of 4/30/98 and may not be indicative of current or future investments. A complete list of the Portfolio's investments as of 4/30/98 can be found in the Schedule of Investments later in this report.

PORTFOLIO MANAGEMENT

 THE PORTFOLIO MANAGEMENT TEAM

 STEPHEN B. WARD, Senior Vice President and Chief Investment Officer, has overall responsibility for the management of the Portfolios. Steve joined CSIM as Vice President and Portfolio Manager in April 1991 and was promoted to his current position in August 1993. Prior to joining CSIM, Steve was Vice President and Portfolio Manager at Federated Investors.

 CYNTHIA LIU, Vice President and Senior Portfolio Manager, is the Portfolio Manager of the MarketManager International and Small-Cap Portfolios and Co-Portfolio Manager of the Growth and Balanced Portfolios. Prior to joining CSIM in 1996, Cynthia was Director of Investment Strategy at Jardine Fleming Unit Trust in Hong Kong. She was honored with the Alfred Dunhill Award of Excellence in the 1995 Fund Manager of the Year awards, sponsored by the SOUTH CHINA MORNING POST, for her management of trusts. Cynthia holds a B.A. in economics from National Cheng-chi University in Taiwan and is a Chartered Financial Analyst (CFA).

 JEFFREY MORTIMER, Director and Portfolio Manager, is Co-Portfolio Manager of the MarketManager Growth and Balanced Portfolios. Jeff joined CSIM in November 1997. Prior to that, Jeff was Chief Investment Officer of Higgins Associates, managing and advising close to $1 billion in assets. Prior to joining Higgins, Jeff was employed by Gannett Welsh & Kotler, a money management firm. He holds an M.B.A. from the University of Chicago and a B.S. in finance from Babson College and is a Chartered Financial Analyst (CFA).

SCHWAB MARKETMANAGER GROWTH AND BALANCED PORTFOLIOS:
PORTFOLIO DISCUSSION

QUESTIONS TO THE
PORTFOLIO MANAGEMENT TEAM

Q. HOW DID THE PORTFOLIOS PERFORM DURING THE
REPORTING PERIOD?

A. The Growth and Balanced Portfolios produced total returns of 12.60% and 10.07%, respectively, for the six-month period ended April 30, 1998. Bear in mind that the target equity allocations are 80% for the Growth Portfolio and 60% for the Balanced Portfolio. Given that equities generally outperformed bonds during the reporting period, the relative performances of the two Portfolios and the indices remain consistent with our long-term expectations. There may be future short-term periods, however, in which the results may be reversed.

Q. WHICH ASSET CLASSES PERFORMED WELL FOR THE PORTFOLIOS?

A. During the six-month period ended April 30, 1998, U.S. large-cap mutual funds outperformed U.S. small-cap funds. International mutual funds, especially those heavily invested in Europe, also did well during the period.

Q. WHICH UNDERLYING FUNDS PERFORMED PARTICULARLY WELL FOR THE PORTFOLIOS?

A. American Century--Twentieth Century International Discovery, an international small-company fund, delivered extremely strong performance over the reporting period due to the manager's investment style, which captured the strong returns of the European stock market. (The fund constituted 1.05% of the Balanced Portfolio and 1.50% of the Growth Portfolio as of the end of the reporting period.) Domestically, the strong performance of the White Oak Growth Stock Fund (representing 1.97% of the Balanced Portfolio and 3.12% of the Growth Portfolio at the end of the period) was the result of its exposure to technology and drug companies. Even the relative underperformance of small-cap stocks did not hold back RIMCo Monument SmallCap Equity Fund (representing 0.63% of the Balanced Portfolio and 0.75% of the Growth Portfolio), which has performed very well since the Portfolios purchased it.

Q. HOW DID THE PORTFOLIOS' STRATEGIES CHANGE DURING THE REPORTING PERIOD? RELATIVE TO THEIR NEUTRAL TARGETS, HOW WERE THE PORTFOLIOS POSITIONED AT THE CLOSE OF THE REPORTING PERIOD?

A. The Portfolios' overall asset allocation strategies did not change significantly; they remained close to their targets throughout the period. Within the U.S. equity category, we continued to favor large-cap funds over small-cap funds, due to the relatively strong performance of large-cap stocks and the continuation of favorable macroeconomic conditions. Internationally, the Portfolios remained focused on Europe, a strategy we had put in place before the Asian crisis transpired last fall.

The Portfolios ended the reporting period near a neutral allocation (see the actual vs. target mixes in neutral markets in the table on page 9 for the Growth Portfolio and page 10 for the Balanced Portfolio). Within the U.S. equity categories, however, the Portfolios remained slightly underweighted in small-cap funds in favor of large-cap funds. In fixed income, the Portfolios were slightly underweighted in intermediate-term bond funds, whereas cash was near a neutral weighting.

The following charts show the two Portfolios' actual asset mixes during the reporting period. The table includes both the actual cash holdings of the Portfolios as well as the cash holdings of the underlying funds.

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

 SCHWAB MARKETMANAGER GROWTH PORTFOLIO
   ACTUAL ASSET MIX: 10/31/97 THROUGH
                4/30/98
                                          10/31/97   11/30/97   12/31/97    1/31/98    2/28/98    3/31/98    4/30/98
Cash                                         13.85%     10.09%      7.90%     14.32%      5.82%      6.87%      5.55%
Bonds                                        14.29%     11.30%     11.56%     10.37%      8.95%     10.00%     13.12%
International Equity                         20.43%     17.82%     20.22%     20.45%     20.61%     22.54%     23.83%
Small-Cap Equity                             18.18%     17.14%     19.66%     18.98%     17.81%     18.71%     17.99%
Large-Cap Equity                             33.25%     43.65%     40.66%     35.88%     46.81%     41.88%     39.51%

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

SCHWAB MARKETMANAGER BALANCED PORTFOLIO
   ACTUAL ASSET MIX: 10/31/97 THROUGH
                4/30/98
                                          10/31/97   11/30/97   12/31/97    1/31/98    2/28/98    3/31/98    4/30/98
Cash                                         19.80%     15.33%     15.96%     22.59%     22.72%     21.54%     10.83%
Bonds                                        24.94%     25.34%     24.61%     22.85%     17.09%     16.98%     27.54%
International Equity                         15.93%     12.79%     14.94%     14.97%     14.49%     15.60%     16.34%
Small-Cap Equity                             12.89%     12.71%     14.98%     14.30%     13.13%     14.06%     13.42%
Large-Cap Equity                             26.44%     33.83%     29.51%     25.29%     32.57%     31.82%     31.87%

Q. CAN YOU DISCUSS A COUPLE OF NEW FUNDS THAT WERE PURCHASED DURING THE PERIOD?

A. Two funds we recently purchased for both Portfolios were the RIMCo Monument SmallCap Equity Fund and the Excelsior Value and Restructuring Fund.

We purchased the RIMCo fund as part of our small-cap allocation (it represented 0.63% of the Balanced Portfolio and 0.75% of the Growth Portfolio at the end of the reporting period). This fund has an excellent performance record. Its manager, Philip Tasho, has also demonstrated an ability to capture upside return while still protecting shareholders on a relative basis in down markets. Tasho uses both valuation and price momentum screens to select stocks. RIMCo and Tasho also manage money for large institutions and have a very good long-term performance record.

The Excelsior Value and Restructuring Fund is a large-cap, value-oriented mutual fund (it represented 5.49% of the Balanced Portfolio and 5.40% of the Growth Portfolio at the end of the reporting period). The fund's manager, David Williams, looks for companies that are undergoing structural change and therefore have the potential for appreciation if the company's management can redirect the firm's assets and expertise to more-productive ends. The fund's long-term performance has been excellent, and we believe its potential ability to capture returns even in growth-oriented markets can enable it to perform well in a variety of environments.

SCHWAB MARKETMANAGER GROWTH AND BALANCED PORTFOLIOS:
PORTFOLIO DISCUSSION (continued)

Q. WHAT ARE THE BENEFITS OF INCLUDING BONDS AND CASH IN AN INVESTMENT PORTFOLIO?

A. Adding bonds and cash equivalents to a stock-oriented portfolio can help reduce its overall risk. The chart at the right displays the high, low and average annual returns from 1970 to 1997 for five hypothetical portfolios representing the returns of stocks and bonds measured by indices.(1) As the chart demonstrates, adding bonds to a stock-heavy portfolio would have reduced its risk while still producing competitive returns.

A hypothetical portfolio with 60% of its assets in stocks and the remaining 40% in bonds, for example, would have achieved an average annual return of 11.65%--roughly 1.3 percentage points less than the 12.97% return of the all-stock portfolio--and with significantly less volatility. The lowest annual return-- a loss of 13.61%--of the portfolio that had 40% in bonds and 60% in stocks would have been about half the 26.47% loss in the all-stock portfolio. This hypothetical example is for illustrative purposes only, and, of course, past performance does not guarantee future results.

(1)The hypothetical returns are all weighted averages and assume reinvestment of dividends. Stocks are represented by the S&P 500 Index, and bonds are represented by the Ibbotson Intermediate U.S. Government Bond Index. Indices are unmanaged, do not incur costs and expenses and cannot be invested in directly. Portfolios were rebalanced annually. Returns represent historical performance of these indices and not performance of any specific investments.

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

  THE EFFECTS OF ADDING BONDS TO AN ALL-STOCK
                   PORTFOLIO
       HYPOTHETICAL PORTFOLIOS: 1970-1997
                                                  AVERAGE ANNUAL RETURN   HIGHEST ANNUAL RETURN   LOWEST ANNUAL RETURN
100% Stocks                                                       12.97%                  37.43%                -26.47%
90% Stocks / 10% Bonds                                            12.68%                  35.37%                -23.25%
80% Stocks / 20% Bonds                                            12.36%                  33.30%                -20.04%
70% Stocks / 30% Bonds                                            12.02%                  31.24%                -16.82%
60% Stocks / 40% Bonds                                            11.65%                  29.18%                -13.61%

SCHWAB MARKETMANAGER SMALL CAP PORTFOLIO
PORTFOLIO PERFORMANCE

CUMULATIVE TOTAL RETURNS FOR THE PERIODS ENDED 4/30/98

                                                                 Since Inception
                                                    Six Months      (9/16/97)
--------------------------------------------------------------------------------
SCHWAB MARKETMANAGER SMALL CAP PORTFOLIO(1)            9.09%          8.32%
--------------------------------------------------------------------------------
Russell 2000-Registered Trademark- Index              11.85%          9.09%
--------------------------------------------------------------------------------
Average Small-Cap Fund(2)                              8.94%            n/a
--------------------------------------------------------------------------------

CUMULATIVE TOTAL RETURNS FOR THE PERIODS ENDED 3/31/98

                                                                 Since Inception
                                                    Six Months      (9/16/97)
--------------------------------------------------------------------------------
SCHWAB MARKETMANAGER SMALL CAP PORTFOLIO(1)            5.08%          7.81%
--------------------------------------------------------------------------------

(1)The Investment Manager and Schwab waived a portion of their fees during the reporting period and have guaranteed through at least 2/28/99 that total operating expenses will not exceed 0.50%. Without fee waivers and guarantees, as of 4/30/98, the six-month and cumulative since-inception total returns would have been 8.69% and 7.83%, respectively. As of 3/31/98, the six-month and cumulative since-inception total returns would have been 4.69% and 7.38%, respectively.

This graph compares the growth of a hypothetical $10,000 investment in the MarketManager Small Cap Portfolio, made at its inception, with a similar investment in the Russell 2000-Registered Trademark- Index. A detailed analysis of the performance of the Portfolio and its index is provided in the QUESTIONS TO THE PORTFOLIO MANAGEMENT TEAM section later in this report.

THIS INFORMATION IS HISTORICAL AND DOES NOT REPRESENT FUTURE RESULTS. TOTAL RETURNS ASSUME REINVESTMENT OF ALL DIVIDENDS AND CAPITAL GAINS DISTRIBUTIONS. PRINCIPAL VALUE AND INVESTMENT RETURNS WILL FLUCTUATE, SO AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. Indices are unmanaged and do not reflect advisory fees and other expenses associated with an investment in the Portfolio. Investors cannot invest in an index directly.

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

SCHWAB MARKETMANAGER SMALL CAP PORTFOLIO
    GROWTH OF A HYPOTHETICAL $10,000
               INVESTMENT
                                           SCHWAB MARKETMANAGER SMALL CAP PORTFOLIO   RUSSELL 2000 INDEX
9/16/97                                                                      $10,000             $10,000
9/30/97                                                                      $10,260             $10,201
10/31/97                                                                      $9,930              $9,753
11/30/97                                                                      $9,770              $9,690
12/31/97                                                                      $9,886              $9,859
1/31/98                                                                       $9,701              $9,704
2/28/98                                                                      $10,277             $10,420
3/31/98                                                                      $10,781             $10,849
4/30/98                                                                      $10,832             $10,909

(2)Source: Morningstar, Inc. Returns are load-adjusted. The Small-Fund category contains 393 funds with track records for the six-month period ended 4/30/98. Also, although many mutual funds have multiple classes of shares, the category average includes only those funds that were classified by Morningstar as a distinct portfolio. This typically means that a fund's oldest class of shares was used.

SCHWAB MARKETMANAGER SMALL CAP PORTFOLIO
PORTFOLIO SUMMARY

The Schwab MarketManager Small Cap Portfolio seeks long-term capital appreciation. It invests primarily in small-company equity funds.

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

Small-Cap          76%
Mid-Cap            10%
Micro-Cap           7%
Sector              4%
Cash                3%

TOP 10 HOLDINGS
AS A PERCENTAGE OF FUND INVESTMENTS(1)

------------------------------------------------
Longleaf Partners Small Cap Fund          13.24%
------------------------------------------------
State Street Research Aurora Fund          7.78%
------------------------------------------------
Blackrock Small Cap Value Equity Fund      7.67%
------------------------------------------------
Baron Asset Fund                           6.84%
------------------------------------------------
Blackrock Small Cap Growth Fund            6.37%
------------------------------------------------
Munder Small Company Growth Fund--
Class Y                                    5.25%
------------------------------------------------
Managers Funds--Special Equity Fund        5.24%
------------------------------------------------
Neuberger & Berman Genesis Fund            5.20%
------------------------------------------------
Heritage Small Cap Stock Fund              5.10%
------------------------------------------------
Oakmark Small Cap Fund                     4.12%
------------------------------------------------
Total                                     66.81%
------------------------------------------------

(1)This information is as of 4/30/98 and may not be indicative of current or future investments. A complete list of the Portfolio's investments as of 4/30/98 can be found in the Schedule of Investments later in this report.

SCHWAB MARKETMANAGER SMALL CAP PORTFOLIO:
PORTFOLIO DISCUSSION

QUESTIONS TO THE
PORTFOLIO MANAGEMENT TEAM

Q. HOW DID THE PORTFOLIO PERFORM DURING THE REPORTING PERIOD?

A. The Portfolio achieved a 9.09% total return for the six-month reporting period. Although this performance was certainly respectable, U.S. small-cap equity returns continued to lag those of the U.S. large-cap equity sector. The Portfolio also underperformed its benchmark, the Russell 2000-Registered Trademark- Index. However, the Portfolio slightly outperformed the average small-cap fund, which returned 8.94% for the period.(1)

Q. HOW DID THE PORTFOLIO'S STRATEGY CHANGE DURING THE REPORTING PERIOD, AND HOW WAS IT POSITIONED AT THE CLOSE OF THE PERIOD?

A. While keeping the Portfolio's bias toward the small-cap value discipline, we have slightly increased its exposure to small-cap growth funds. This tactical move was based on our belief that there were attractive small-cap growth companies whose share prices declined sharply in 1997 as investors favored small-cap value stocks. As a result, the performance gap between the Russell 2000 Value Index and the Russell 2000 Growth Index was the widest we had seen in many years. Strategically, however, we continue to position the Portfolio with a value bias, which we believe to be the prudent policy in the current market cycle.

Q. CAN YOU SHARE A COUPLE OF EXAMPLES OF NEW HOLDINGS PURCHASED DURING THE PERIOD, AND WHY?

A. We recently added the Accessor Small to Mid Cap Fund to the Portfolio (the fund represented 2.99% of the Portfolio at the end of the reporting period). This fund still has a relatively small asset base and is unfamiliar to most investors, even though it has compiled a very strong record since its inception in 1992. The fund's portfolio managers employ several quantitative screens to find potentially attractive investments among mid- to small-cap U.S. stocks; in addition to a company's earnings growth and stock valuations, they also consider whether the firm's top executives have recently bought or sold a significant number of shares in the company. That additional screen, which can indicate whether the firm's management has a positive or negative outlook for the company, is one of the things that sets the Accessor Small to Mid Cap Fund apart from other quantitative funds. We are very comfortable with the fund's subadvisor, Symphony Asset Management, and we strongly believe that its investment model will help the fund outperform in the mid- to small-cap arena.

Another relatively new fund we purchased was the PBHG Small Cap Value Fund (the fund represented 1.92% of the Portfolio at the end of the reporting period). Its manager, Gary Haubold (who previously managed the MAS Small Cap Value Fund), has adopted a thematic approach that identifies major secular growth trends and the companies positioned to benefit, and then performs fundamental analysis. Haubold overlays this strategy with a strong valuation discipline, paying particular attention to a company's free cash flow and price/earnings multiples.

(1)Source: Morningstar, Inc. The Small-Fund category contains 393 funds with track records for the six-month period ended 4/30/98. These funds may or may not follow a tax-efficient strategy similar to that followed by the Schwab MarketManager Small Cap Portfolio. Also, although many mutual funds have multiple classes of shares, the category average includes only those funds that were classified by Morningstar as a distinct portfolio. This typically means that a fund's oldest class of shares was used.

SCHWAB MARKETMANAGER SMALL CAP PORTFOLIO:
PORTFOLIO DISCUSSION (continued)

Q. GIVEN THE RECENT UNDERPERFORMANCE OF SMALL-CAP STOCKS, IS THERE STILL A REASON TO INVEST IN THEM?

A. If history is any guide, yes. As the first of the graphs at the right illustrates, the total returns of U.S. large-cap and small-cap stocks have been fairly comparable over extended periods of time--such as from 1970 to 1997. As the second graph illustrates, over the past 28 years small-cap stocks have outperformed large-caps 14 times, over varying lengths of time. In the remaining 14 years, large-caps outperformed small-caps. There appears to be little, if any, predictability to this seesaw effect. That's why it's wise for an investor to consider diversifying his or her portfolio by holding both small- and large-cap stocks. Small-cap stocks generally outperformed large-cap stocks from 1991 to 1993. Large-cap stocks were the clear winners from 1994 through 1997. Although not readily apparent from viewing these graphs, small-cap stocks have also exhibited a higher level of volatility over the period shown.

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

    LARGE-CAP AND SMALL-CAP CUMULATIVE RETURNS:
                     1970-1997
       GROWTH OF A HYPOTHETICAL $1 INVESTMENT
                                                       LARGE-CAP     SMALL-CAP
                                                       CUMULATIVE    CUMULATIVE
                                                         RETURN        RETURN
1970                                                          1.04          0.88
1971                                                          1.19          1.05
1972                                                          1.41          1.09
1973                                                          1.21          0.69
1974                                                          0.89          0.50
1975                                                          1.22          0.82
1976                                                          1.51          1.24
1977                                                          1.40          1.47
1978                                                          1.49          1.73
1979                                                          1.77          2.50
1980                                                          2.34          3.34
1981                                                          2.22          3.47
1982                                                          2.70          4.45
1983                                                          3.31          5.79
1984                                                          3.52          5.49
1985                                                          4.65          7.22
1986                                                          5.51          7.73
1987                                                          5.79          7.03
1988                                                          6.77          8.71
1989                                                          8.90         10.12
1990                                                          8.62          8.08
1991                                                         11.25         12.06
1992                                                         12.11         14.41
1993                                                         13.32         17.08
1994                                                         13.50         16.76
1995                                                         18.55         21.93
1996                                                         22.83         25.93
1997                                                         30.44         32.81

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

   LARGE-CAP AND SMALL-CAP
    RELATIVE PERFORMANCE:
          1970-1997
1970                                16.3%
1971                                -5.8%
1972                                15.4%
1973                                22.0%
1974                                 1.5%
1975                               -27.1%
1976                               -27.3%
1977                               -26.0%
1978                               -11.5%
1979                               -25.8%
1980                                -1.0%
1981                                -8.9%
1982                                -6.9%
1983                                -7.5%
1984                                11.5%
1985                                 0.6%
1986                                11.3%
1987                                14.3%
1988                                -7.1%
1989                                15.3%
1990                                17.0%
1991                               -18.7%
1992                               -11.8%
1993                                -8.5%
1994                                 3.2%
1995                                 6.6%
1996                                 4.8%
1997                                 6.8%
Large-Caps Outperformed
Small-Caps Outperformed

Source: Schwab's Center for Investment Research. Large-cap stocks are represented by the S&P 500-Registered Trademark- Index; small-cap stocks are represented by the Russell 2000-Registered Trademark- Index.

SCHWAB MARKETMANAGER INTERNATIONAL PORTFOLIO
PORTFOLIO PERFORMANCE

AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIODS ENDED 4/30/98

                                                                              Since Inception
                                                    Six Months    One Year      (10/16/96)
---------------------------------------------------------------------------------------------
SCHWAB MARKETMANAGER INTERNATIONAL PORTFOLIO(1)       17.25%         22.08%       18.29%
---------------------------------------------------------------------------------------------
MSCI-EAFE-Registered Trademark- Index                 15.44%         18.91%       11.83%
---------------------------------------------------------------------------------------------
Average Foreign Fund(2)                               14.12%         18.47%          n/a
---------------------------------------------------------------------------------------------

AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIODS ENDED 3/31/98

                                                                              Since Inception
                                                    Six Months    One Year      (10/16/96)
---------------------------------------------------------------------------------------------
SCHWAB MARKETMANAGER INTERNATIONAL PORTFOLIO(1)        7.11%         20.01%       17.63%
---------------------------------------------------------------------------------------------

(1)The Investment Manager and Schwab waived a portion of their fees during the reporting period and have guaranteed through at least 2/28/99 that total operating expenses will not exceed 0.50%. Without fee waivers and guarantees, as of 4/30/98, the six-month, one-year and average annual since-inception total returns would have been 16.78%, 21.07% and 17.36%, respectively. As of 3/31/98, the six-month, one-year and average annual since-inception total returns would have been 6.66%, 19.00% and 16.70%, respectively.

(2)Based on data provided by Morningstar, Inc. Average annual returns for 271 and 259 foreign funds, respectively, for the six-month and one-year periods (load-adjusted). Also, although many mutual funds have multiple classes of shares, the category average includes only those funds that were classified by Morningstar as a distinct portfolio. This typically means that a fund's oldest class of shares was used.

This graph compares the growth of a hypothetical $10,000 investment in the Schwab MarketManager International Portfolio, made at its inception, with a similar investment in the Morgan Stanley Capital International Europe, Australasia, Far East-Registered Trademark- (MSCI-EAFE) Index. A detailed analysis of the performance of the Portfolio and the index is provided in the QUESTIONS TO THE PORTFOLIO MANAGEMENT TEAM section later in this report.

THIS INFORMATION IS HISTORICAL AND DOES NOT REPRESENT FUTURE RESULTS. TOTAL RETURNS ASSUME REINVESTMENT OF ALL DIVIDENDS AND CAPITAL GAINS DISTRIBUTIONS. PRINCIPAL VALUE AND INVESTMENT RETURNS WILL FLUCTUATE, SO AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. Indices are unmanaged and do not reflect advisory fees and other expenses associated with an investment in the Portfolio. Investors cannot invest in an index directly.

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

SCHWAB MARKETMANAGER INTERNATIONAL PORTFOLIO
GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT

                                                       MarketManager International
                                                                         Portfolio     MSCI-EAFE Index
10/16/96                                                                   $10,000             $10,000
10/31/96                                                                    $9,910              $9,836
11/30/96                                                                   $10,220             $10,228
12/31/96                                                                   $10,313             $10,096
1/31/97                                                                    $10,426              $9,742
2/28/97                                                                    $10,599              $9,902
3/31/97                                                                    $10,558              $9,938
4/30/97                                                                    $10,609              $9,991
5/31/97                                                                    $11,209             $10,641
6/30/97                                                                    $11,697             $11,227
7/31/97                                                                    $11,962             $11,409
8/31/97                                                                    $11,199             $10,557
9/30/97                                                                    $11,830             $11,148
10/31/97                                                                   $11,046             $10,291
11/30/97                                                                   $10,894             $10,186
12/31/97                                                                   $11,016             $10,274
1/31/98                                                                    $11,146             $10,744
2/28/98                                                                    $11,925             $11,434
3/31/98                                                                    $12,670             $11,786
4/30/98                                                                    $12,952             $11,879

SCHWAB MARKETMANAGER INTERNATIONAL PORTFOLIO
PORTFOLIO SUMMARY

The Schwab MarketManager International Portfolio offers broad international diversification with the convenience of a single investment. The Portfolio can be used to fulfill all or part of the international equity component of your asset allocation plan.

ASSET MIX
AS A PERCENTAGE OF FUND INVESTMENTS(1)

-----------------------------------------------
International Mutual Funds               89.22%
-----------------------------------------------
European Region Mutual Funds              6.06%
-----------------------------------------------
Asian Region Funds                        0.72%
-----------------------------------------------
Single-Country Mutual Funds               1.32%
-----------------------------------------------
Cash Equivalents                          2.68%
-----------------------------------------------
Total                                   100.00%
-----------------------------------------------

REGIONAL DIVERSIFICATION
AS A PERCENTAGE OF FUND INVESTMENTS(1)

-----------------------------------------------
Developed Europe(2)                      67.14%
-----------------------------------------------
Developed Pacific(3)                     10.10%
-----------------------------------------------
Emerging Markets                          9.51%
-----------------------------------------------
Cash Equivalents                          7.61%
-----------------------------------------------
Canada                                    3.35%
-----------------------------------------------
United States                             1.25%
-----------------------------------------------
Other Investments                         1.04%
-----------------------------------------------
Total                                   100.00%
-----------------------------------------------

TOP 10 HOLDINGS
AS A PERCENTAGE OF FUND INVESTMENTS(1)

------------------------------------------------
Oppenheimer International Growth Fund     11.51%
------------------------------------------------
Morgan Stanley Institutional
International Equity Fund                 11.26%
------------------------------------------------
American Century--20th Century
International Discovery Investors         10.44%
------------------------------------------------
Federated International Small
Company-- Class A                         10.09%
------------------------------------------------
American Century--20th Century
International Growth Fund                 10.08%
------------------------------------------------
Janus Overseas Fund                       10.06%
------------------------------------------------
BT International Equity Fund               9.97%
------------------------------------------------
SoGen Overseas Fund                        7.11%
------------------------------------------------
Excelsior Pan European Fund                6.07%
------------------------------------------------
Ivy International Fund--Class A            4.98%
------------------------------------------------
Total                                     91.57%
------------------------------------------------

TOP FIVE COUNTRIES
AS A PERCENTAGE OF FUND INVESTMENTS(1)

------------------------------------------------
United Kingdom                            14.51%
------------------------------------------------
France                                    11.17%
------------------------------------------------
Switzerland                                7.84%
------------------------------------------------
Netherlands                                7.37%
------------------------------------------------
Germany                                    6.26%
------------------------------------------------
Total                                     47.15%
------------------------------------------------

(1)This information is as of 4/30/98 and may not be indicative of current or future investments. A complete list of the Portfolio's investments as of 4/30/98 can be found in the Schedule of Investments later in this report.

(2)Developed Europe includes the following countries: Austria, Belgium, Denmark, Finland, France, Germany, Ireland, Italy, the Netherlands, Norway, Portugal, Spain, Sweden, Switzerland and the United Kingdom.

(3)Developed Pacific includes the following countries: Australia, Hong Kong, Indonesia, Japan, Malaysia, New Zealand, Singapore and Thailand.

SCHWAB MARKETMANAGER INTERNATIONAL PORTFOLIO:
PORTFOLIO DISCUSSION

QUESTIONS TO THE
PORTFOLIO MANAGEMENT TEAM

Q. HOW DID THE PORTFOLIO PERFORM DURING THE REPORTING PERIOD?

A. The Portfolio achieved a 17.25% total return for the six-month reporting period. As shown in the FUND PERFORMANCE section, the Portfolio's performance was very favorable when compared with the average foreign fund and the MSCI-EAFE-Registered Trademark- Index, outperforming the average foreign fund by approximately 3% for both the six-month and one-year periods, and outperforming the MSCI-EAFE Index by more than 6% on an inception-to-date basis.(1) The Portfolio's performance was primarily a result of its ability to avoid the landmines of the emerging markets, its underweighting in Japan and strong performance by its top fund selections. As discussed in the MARKET OVERVIEW section, however, international equity returns lagged those of the domestic large-cap equity sector during the reporting period.

Q. WHAT IMPACT DID THE TURMOIL IN ASIA'S EMERGING MARKETS HAVE ON THE PORTFOLIO?

A. Even prior to the start of the reporting period, we had been concerned about the deteriorating macro-economic environment in some of the emerging Asian economies and had made a strategic allocation decision not to invest in the region. In a several cases, we substantially reduced our investments, as we believed the impact on the portfolio would be prolonged. As a result of this strategic decision, the Fund was largely spared the unpleasant sharp falls in these markets. There was, however, some minor exposure (approximately 3% in aggregate) to the affected markets in a few of the underlying funds. We decided to keep invested in most of these funds in spite of their exposure after considering their overall performance and style.

Q. WHAT WAS THE PORTFOLIO'S EMERGING MARKETS EXPOSURE DURING THE REPORTING
PERIOD?

A. In the summer of 1997, prior to the onset of turmoil in Asia, the Portfolio had emerging markets exposures to Latin America and eastern Europe totaling some 7% through two regional funds. Since that time, we made a tactical decision to sell these funds as we felt the turmoil in Asia had the potential to spread to other emerging markets. Although the Portfolio maintained a small, indirect exposure to emerging markets as a result of holdings in underlying funds, it had no direct emerging markets exposure during the reporting period.

Q. WHICH SECTORS OR REGIONS PERFORMED WELL FOR THE PORTFOLIO?

A. During the reporting period, developed European markets continued to be the most consistent performers. Small-cap stocks in the core European countries and investments in the peripheral European markets such as Turkey, Greece and Portugal, as well as increased exposure to Latin America, also contributed to the Portfolio's performance during the period.

(1)Source: Morningstar, Inc. The Foreign Fund category contains 271 funds with six-month track records and 259 funds with one-year track records, both as of 4/30/98. Also, although many mutual funds have multiple classes of shares, the category average includes only those funds that were classified by Morningstar as a distinct portfolio. This typically means that a fund's oldest class of shares was used.

SCHWAB MARKETMANAGER INTERNATIONAL PORTFOLIO:
PORTFOLIO DISCUSSION (continued)

Q. WHAT IMPACT DID CURRENCY EXCHANGE RATES HAVE ON THE PERFORMANCE OF INTERNATIONAL EQUITIES AND THE PORTFOLIO?

A. In retrospect, complete currency hedging, which would protect against changing values of foreign currencies relative to the U.S. dollar, would have been the right strategy for the reporting period. This strategy carries with it associated costs, however, and was not employed by the Portfolio during the reporting period. During this time, the U.S. dollar gained an average 4% against the European currencies and close to 10% against the Japanese yen and emerging market currencies. Most of the funds we invest in are adopting dynamic currency hedging strategies designed to frequently evaluate their hedged portfolios, and as a result the hedge ratios have been gradually reduced over the past six months. Because of these hedging strategies, overall, the Portfolio has been fairly well protected from the volatility in exchange rates.

Q. HOW DID THE PORTFOLIO'S STRATEGY CHANGE DURING THE REPORTING PERIOD, AND HOW WAS IT POSITIONED VERSUS ITS BENCHMARK AT THE CLOSE OF THE PERIOD?

A. After reducing our positions in Latin America and eastern Europe in the aftermath of the turmoil in Asia, we began rebuilding them by the close of the period. In addition to further increasing our exposure to Europe, we also broadened the country mix and capitalization style of our investments in Europe by including the peripheral countries, such as Turkey, Greece and Portugal, along with smaller-cap stocks.

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

SCHWAB MARKETMANAGER INTERNATIONAL PORTFOLIO
 ACTUAL ASSET MIX: 10/31/97 THROUGH 4/30/98
                                              10/31/97   11/30/97   12/31/97    1/31/98    2/28/98    3/31/98    4/30/98
Cash                                             11.55%      6.80%      8.66%      5.64%      5.58%      6.14%      7.61%
Other Countries                                   1.15%      1.25%      0.37%      0.95%      1.19%      1.11%      1.04%
Emerging Markets                                  7.39%      7.69%      7.12%      6.98%      7.58%      8.83%      9.51%
Developed Pacific                                17.94%     15.93%     15.45%     14.48%     14.85%     12.69%     10.10%
Developed Europe                                 56.63%     63.15%     61.16%     67.86%     66.93%     67.29%     67.14%
North America                                     5.34%      5.18%      7.24%      4.09%      3.87%      3.94%      4.60%

SCHWAB MARKETMANAGER INTERNATIONAL PORTFOLIO-TM-
STATEMENT OF NET ASSETS
April 30, 1998 (Unaudited)

                                                              Number of     Value
                                                                Shares      (000s)
                                                              ----------  ----------
 MUTUAL FUNDS--97.5%
American Century--Twentieth Century International Discovery
 Fund                                                           859,587   $    8,794
American Century--Twentieth Century International Growth
 Fund                                                           861,438        8,502
BT International Equity Fund                                    341,576        8,413
Colonial Newport Tiger Fund, Class A                             73,757          608
Excelsior Pan European Fund                                     351,270        5,118
Federated International Small Company Fund+                     454,968        8,508
Ivy International Fund, Class A                                  94,131        4,200
Janus Overseas Fund                                             416,275        8,484
Morgan Stanley Institutional International Equity Portfolio     469,087        9,494
Oakmark International Fund+                                     227,873        3,268
Oppenheimer International Growth Fund, Class A+                 577,085        9,706
SoGen Overseas Fund                                             438,306        5,996
Swiss Helvetia Fund                                              36,000        1,103
                                                                          ----------
TOTAL MUTUAL FUNDS
 (Cost $69,563)                                                               82,194
                                                                          ----------

                                                                            Value
                                                                 Par        (000s)
                                                              ----------  ----------
 CASH EQUIVALENTS--2.5%
MSTC Cash Reserve Liquid Asset Fund
  5.31%*, 05/07/98                                            $    2,143  $    2,143
                                                                          ----------
TOTAL CASH EQUIVALENTS
 (Cost $2,143)                                                                 2,143
                                                                          ----------
TOTAL INVESTMENTS--100.0%
 (Cost $71,706)                                                               84,337
                                                                          ----------
OTHER ASSETS AND LIABILITIES--0.0%
  Other Assets                                                                   173
  Liabilities                                                                   (141)
                                                                          ----------
                                                                                  32
                                                                          ----------
NET ASSETS--100.0%                                                        $   84,369
                                                                          ----------
                                                                          ----------

SEE ACCOMPANYING NOTES TO STATEMENTS OF NET ASSETS AND NOTES TO FINANCIAL STATEMENTS.

SCHWAB MARKETMANAGER GROWTH PORTFOLIO-TM-
STATEMENT OF NET ASSETS
April 30, 1998 (Unaudited)

                                                              Number of     Value
                                                                Shares      (000s)
                                                              ----------  ----------
 MUTUAL FUNDS--97.7%
Accessor Value & Income Portfolio                                 85,611  $    2,030
American Century--Benham Intermediate Term Treasury Fund         374,975       3,956
American Century--Benham Long Term Treasury Fund                 195,432       2,062
American Century--Income & Growth Institutional Fund             780,664      21,696
American Century--Twentieth Century International Discovery
 Fund                                                            225,495       2,307
American Century--Twentieth Century International Growth
 Fund                                                            922,307       9,103
Baron Asset Fund                                                  91,811       4,830
Barr Rosenberg U.S. Small Capitalizaton Fund                     879,064       8,720
Brinson US Equity Fund, Class A                                  456,532       9,199
BT International Equity Fund                                     372,476       9,174
Delaware Group Income Fund                                     1,215,356       8,204
Excelsior Value & Restructuring Fund                             345,787       8,313
Franklin California Growth Fund                                       10           0
Janus Worldwide Fund                                             220,415       9,910
Morgan Stanley Institutional International Equity Portfolio      308,077       6,235
Neuberger & Berman Fund+                                         440,189       7,474
Oakmark Small Capital Fund+                                      128,267       2,649
PIMCO Total Return Institutional Fund                            568,894       6,036
RIMCO Monument Small Cap Equity Fund+                             61,762       1,161

                                                              Number of     Value
                                                                Shares      (000s)
                                                              ----------  ----------
Rydex Series Nova Fund+                                          286,613  $    8,659
Rydex Series U.S. Government Money Market Fund                 4,892,493       4,892
Sound Shore Fund                                                  47,964       1,527
Thornburg Value Fund, Class A                                    128,956       2,895
Vontobel U.S. Value Fund                                         258,223       4,645
White Oak Growth Stock Fund                                      134,270       4,808
                                                                          ----------
TOTAL MUTUAL FUNDS
 (Cost $135,238)                                                             150,485
                                                                          ----------

                                                                 Par
                                                              ----------
 CASH EQUIVALENTS--2.3%
MSTC Cash Reserve Liquid Asset Fund
  5.31%*, 05/07/98                                            $    3,556       3,556
                                                                          ----------
TOTAL CASH EQUIVALENTS
 (Cost $3,556)                                                                 3,556
                                                                          ----------
TOTAL INVESTMENTS--100.0%
 (Cost $138,794)                                                             154,041
                                                                          ----------
OTHER ASSETS AND LIABILITIES--0.0%
  Other Assets                                                                 4,341
  Liabilities                                                                 (4,394)
                                                                          ----------
                                                                                 (53)
                                                                          ----------
NET ASSETS--100.0%                                                        $  153,988
                                                                          ----------
                                                                          ----------

SEE ACCOMPANYING NOTES TO STATEMENTS OF NET ASSETS AND NOTES TO FINANCIAL STATEMENTS.

SCHWAB MARKETMANAGER BALANCED PORTFOLIO-TM-
STATEMENT OF NET ASSETS
April 30, 1998 (Unaudited)

                                                              Number of     Value
                                                                Shares      (000s)
                                                              ----------  ----------
 MUTUAL FUNDS--97.3%
Accessor Value & Income Portfolio                                 36,348  $      862
American Century--Benham Intermediate Term Treasury Fund         468,180       4,939
American Century--Benham Long Term Treasury Fund                 193,743       2,044
American Century--Income & Growth Institutional Fund             352,741       9,804
American Century--Twentieth Century International Discovery
 Fund                                                             87,379         894
American Century--Twentieth Century International Growth
 Fund                                                            335,786       3,314
Baron Asset Fund                                                  33,722       1,774
Barr Rosenberg U.S. Small Capitalizaton Fund                     344,682       3,419
Brinson US Equity Fund, Class A                                  166,216       3,349
BT International Equity Fund                                     117,942       2,905
Delaware Group Income Fund                                       973,495       6,571
Excelsior Value & Restructuring Fund                             193,343       4,648
Federated U.S. Government Securities Fund, 1-3 Years
 Institutional Shares                                            157,941       1,643
Franklin California Growth Fund                                       10           0
Janus Worldwide Fund                                              96,508       4,339
Morgan Stanley Institutional International Equity Portfolio      119,636       2,421
Neuberger & Berman Fund+                                         179,857       3,054
Oakmark Small Capital Fund+                                       58,106       1,200
PIMCO Total Return Institutional Fund                            770,704       8,177
RIMCO Monument Small Cap Equity Fund+                             28,233         531

                                                              Number of     Value
                                                                Shares      (000s)
                                                              ----------  ----------
Rydex Series Nova Fund+                                           66,203  $    3,788
Rydex Series U.S. Government Money Market Fund                 2,357,289       2,357
Sound Shore Fund                                                  26,221         835
Strong Advantage Fund                                            436,272       4,393
Thornburg Value Fund, Class A                                     62,715       1,408
Vontobel U.S. Value Fund                                         115,986       2,087
White Oak Growth Stock Fund                                       46,714       1,673
                                                                          ----------
TOTAL MUTUAL FUNDS
 (Cost $76,526)                                                               82,429
                                                                          ----------

                                                                 Par
                                                              ----------
 CASH EQUIVALENTS--2.5%
MSTC Cash Reserve Liquid Asset Fund
  5.31%*, 05/07/98                                            $    2,150       2,150
                                                                          ----------
TOTAL CASH EQUIVALENTS
 (Cost $2,150)                                                                 2,150
                                                                          ----------
TOTAL INVESTMENTS--99.8%
 (Cost $78,676)                                                               84,579
                                                                          ----------
OTHER ASSETS AND LIABILITIES--0.2%
  Other Assets                                                                 2,451
  Liabilities                                                                 (2,280)
                                                                          ----------
                                                                                 171
                                                                          ----------
NET ASSETS--100.0%                                                        $   84,750
                                                                          ----------
                                                                          ----------

SEE ACCOMPANYING NOTES TO STATEMENTS OF NET ASSETS AND NOTES TO FINANCIAL STATEMENTS.

SCHWAB MARKETMANAGER SMALL CAP PORTFOLIO-TM-
STATEMENT OF NET ASSETS
April 30, 1998 (Unaudited)

                                                              Number of     Value
                                                                Shares      (000s)
                                                              ----------  ----------
 MUTUAL FUNDS--98.5%
Accessor Small to Mid Cap Portfolio                              227,406  $    5,797
Baron Asset Fund                                                 252,431      13,280
BlackRock Small Cap Growth Fund+                                 549,930      12,357
BlackRock Small Cap Value Fund                                   759,109      14,886
Eclipse Equity Fund                                              407,398       6,559
Heritage Small Cap Stock Fund+                                   316,869       9,893
Jurika & Voyles Mini Cap Fund                                     53,163       1,125
Longleaf Partners Realty Fund                                    321,826       5,658
Longleaf Partners Small Cap Fund                               1,024,297      25,714
Managers Special Equity Fund                                     150,835      10,178
Munder Small Company Growth Fund, Class Y+                       461,675      10,198
Neuberger & Berman Fund+                                         594,334      10,092
Nicholas Applegate Mini-Cap Growth Institutional Portfolio+       89,272       2,274
Oakmark Small Capital Fund                                       387,377       7,999
PBHG Small Cap Value Fund+                                       240,656       3,749
Perritt Growth Fund+                                              38,398         597
Robertson Stephens MicroCap Growth Fund+                         112,910       1,971
Scudder Micro Cap Fund                                           226,574       4,434
Skyline Special Equities II Portfolio+                           390,605       5,679
State Street Research Aurora Fund, Class A                       683,995      15,109
State Street Research Global Energy Fund, Class A                101,214       2,073

                                                              Number of     Value
                                                                Shares      (000s)
                                                              ----------  ----------
Strong Advantage Fund                                            299,255  $    3,013
Strong Small Cap Fund                                            452,231       6,055
Turner Small Cap Fund+                                           197,020       5,635
Wachovia Special Values Fund, Class A                            217,234       4,064
Wasatch MicroCap Fund+                                           928,280       4,270
                                                                          ----------
TOTAL MUTUAL FUNDS
 (Cost $182,356)                                                             192,659
                                                                          ----------

                                                                 Par
                                                              ----------
 CASH EQUIVALENTS--0.8%
MSTC Cash Reserve Liquid Asset Fund
  5.31%*, 05/07/98                                            $    1,487       1,487
                                                                          ----------
TOTAL CASH EQUIVALENTS
 (Cost $1,487)                                                                 1,487
                                                                          ----------
TOTAL INVESTMENTS--99.3%
 (Cost $183,843)                                                             194,146
                                                                          ----------
OTHER ASSETS AND LIABILITIES--0.7%
  Other Assets                                                                 1,671
  Liabilities                                                                   (336)
                                                                          ----------
                                                                               1,335
                                                                          ----------
NET ASSETS--100.0%                                                        $  195,481
                                                                          ----------
                                                                          ----------

NOTES TO STATEMENTS OF NET ASSETS

+ Non-Income Producing Security.

* Interest rate represents the yield on report date.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

STATEMENT OF ASSETS AND LIABILITIES (in thousands)
April 30, 1998 (Unaudited)

                                                                                  Schwab MarketManager Portfolios-TM-
                                                                           --------------------------------------------------
                                                                           International   Growth     Balanced     Small Cap
                                                                           -------------  ---------  -----------  -----------

ASSETS
Investments at value (Cost: $71,706, $138,794, $78,676 and $183,843,
 respectively)                                                               $  84,337    $ 154,041   $  84,579    $ 194,146
Cash                                                                               118           --          --           --
Receivables:
  Investments sold                                                                  --        4,000       2,000        1,520
  Fund shares sold                                                                  --          288         367          113
  Dividends                                                                         --           28          67           15
  Interest                                                                           7           13           5           13
Deferred organization cost                                                          48           12          12           10
                                                                           -------------  ---------  -----------  -----------
    Total Assets                                                                84,510      158,382      87,030      195,817
                                                                           -------------  ---------  -----------  -----------
LIABILITIES
Payables:
  Investments purchased                                                             --        4,028       2,067           15
  Fund shares redeemed                                                              --          184         102          260
  Investment advisory and administration fees                                        5            9           5            9
  Custodian fees                                                                    37           16          12           16
  Deferred organization costs                                                        2            3           3           11
Other liabilities                                                                   97          154          91           25
                                                                           -------------  ---------  -----------  -----------
    Total Liabilities                                                              141        4,394       2,280          336
                                                                           -------------  ---------  -----------  -----------
Net Assets applicable to outstanding shares                                  $  84,369    $ 153,988   $  84,750    $ 195,481
                                                                           -------------  ---------  -----------  -----------
                                                                           -------------  ---------  -----------  -----------
NET ASSETS CONSIST OF:
Paid-in-capital                                                              $  70,790    $ 129,391   $  74,664    $ 186,760
Undistributed (distributions in excess of) net investment income                  (132)         512         495         (537)
Accumulated net realized gain (loss) on investments sold                         1,080        8,838       3,688       (1,045)
Net unrealized appreciation on investments                                      12,631       15,247       5,903       10,303
                                                                           -------------  ---------  -----------  -----------
                                                                             $  84,369    $ 153,988   $  84,750    $ 195,481
                                                                           -------------  ---------  -----------  -----------
                                                                           -------------  ---------  -----------  -----------
PRICING OF SHARES:
Outstanding shares, $0.00001 par value (unlimited shares authorized)             7,043       12,426       7,111       18,570
Net asset value, offering and redemption price per share                        $11.98       $12.39      $11.92       $10.53

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

STATEMENT OF OPERATIONS (in thousands)
For the six months ended April 30, 1998 (Unaudited)

                                                                                   Schwab MarketManager Portfolios-TM-
                                                                            --------------------------------------------------
                                                                            International   Growth     Balanced     Small Cap
                                                                            -------------  ---------  -----------  -----------

Investment income:
  Dividends                                                                   $   2,443    $   3,231   $   1,724    $   5,263
  Interest                                                                           35           80          74           58
                                                                            -------------  ---------  -----------  -----------
    Total investment income                                                       2,478        3,311       1,798        5,321
                                                                            -------------  ---------  -----------  -----------
Expenses:
  Investment advisory and administration fees                                       290          503         263          737
  Transfer agency and shareholder service fees                                       98          170          89          249
  Custodian fees                                                                     17           14          14           19
  Portfolio accounting fees                                                          14           24          14           38
  Registration fees                                                                   1           35           1           77
  Professional fees                                                                  13           20           8           54
  Shareholder reports                                                                27           35          28           39
  Trustees' fees                                                                      4            5           3            5
  Amortization of deferred organization costs                                         7            2           2            1
  Insurance and other expenses                                                       39           36          40           20
                                                                            -------------  ---------  -----------  -----------
                                                                                    510          844         462        1,239
Less: expenses reduced (see Note 4)                                                (314)        (504)       (284)        (741)
                                                                            -------------  ---------  -----------  -----------
    Total expenses incurred by Fund                                                 196          340         178          498
                                                                            -------------  ---------  -----------  -----------
Net investment income                                                             2,282        2,971       1,620        4,823
                                                                            -------------  ---------  -----------  -----------
Net realized gain (loss) received from underlying funds                            (972)       5,399       2,431         (898)
Net unrealized appreciation on investments                                        9,068        4,923       1,756       13,093
                                                                            -------------  ---------  -----------  -----------
Net gain on investments                                                           8,096       10,322       4,187       12,195
                                                                            -------------  ---------  -----------  -----------
Increase in net assets resulting from operations                              $  10,378    $  13,293   $   5,807    $  17,018
                                                                            -------------  ---------  -----------  -----------
                                                                            -------------  ---------  -----------  -----------

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

STATEMENT OF CHANGES IN NET ASSETS (in thousands)

                                                             Schwab MarketManager Portfolios-TM-
                          ---------------------------------------------------------------------------------------------------------
                               International                 Growth                    Balanced                   Small Cap
                          ------------------------  -------------------------  -------------------------  -------------------------
                          Six months                                           Six months                 Six months
                            ended                   Six months                    ended                      ended
                          April 30,    Year ended   ended April   Year ended    April 30,    Year ended    April 30,    Year ended
                             1998     October 31,    30, 1998    October 31,      1998      October 31,      1998      October 31,
                          (Unaudited)     1997      (Unaudited)     1997+      (Unaudited)     1997+      (Unaudited)     1997++
                          ----------  ------------  -----------  ------------  -----------  ------------  -----------  ------------
Operations:
  Net investment income   $   2,282   $     1,078   $    2,971   $     1,988   $    1,620   $     1,409   $    4,823   $       316
  Net realized gain
    (loss) on investments        --         1,075           --         2,349           --           804           --          (159)
  Net realized gain
    (loss) received from
    underlying funds           (972)          977        5,399         1,090        2,431           453         (898)           12
  Net unrealized
    appreciation
    (depreciation) on
    investments sold          9,068         4,087        4,923        10,324        1,756         4,147       13,093        (2,790)
                          ----------  ------------  -----------  ------------  -----------  ------------  -----------  ------------
  Increase (decrease) in
    net assets resulting
    from operations          10,378         7,217       13,293        15,751        5,807         6,813       17,018        (2,621)
                          ----------  ------------  -----------  ------------  -----------  ------------  -----------  ------------
Dividends to shareholders
  from net investment
  income                     (2,252)       (1,090)      (3,302)       (1,148)      (2,017)         (520)      (5,140)           --
Dividend in excess of net
  investment income            (133)          (43)          --            --           --            --         (536)           --
                          ----------  ------------  -----------  ------------  -----------  ------------  -----------  ------------
                             (2,385)       (1,133)      (3,302)       (1,148)      (2,017)         (520)      (5,676)           --
                          ----------  ------------  -----------  ------------  -----------  ------------  -----------  ------------
Capital Share
  Transactions:
  Proceeds from shares
    sold                     12,425        46,429       34,103       140,642       26,441        69,114       19,422       218,803
  Net asset value of
    shares issued in
    reinvestment of
    dividends                 4,313         1,062        6,623         1,078        3,111           488        5,420            --
  Less payments for
    shares redeemed         (21,448)      (31,669)     (20,606)      (32,446)      (9,725)      (14,762)     (47,753)       (9,132)
                          ----------  ------------  -----------  ------------  -----------  ------------  -----------  ------------
  Increase (decrease) in
    net assets from
    capital share
    transactions             (4,710)       15,822       20,120       109,274       19,827        54,840      (22,911)      209,671
                          ----------  ------------  -----------  ------------  -----------  ------------  -----------  ------------
Total increase in net
  assets                      3,283        21,906       30,111       123,877       23,617        61,133      (11,569)      207,050
Net Assets:
  Beginning of period        81,086        59,180      123,877            --       61,133            --      207,050            --
                          ----------  ------------  -----------  ------------  -----------  ------------  -----------  ------------
  End of period
    (including
    undistributed and
    distributions in
    excess of net
    investment income of
    $(132), $(43), $512,
    $840, $495, $889,
    $(537) and $316,
    respectively)         $  84,369   $    81,086   $  153,988   $   123,877   $   84,750   $    61,133   $  195,481   $   207,050
                          ----------  ------------  -----------  ------------  -----------  ------------  -----------  ------------
                          ----------  ------------  -----------  ------------  -----------  ------------  -----------  ------------
Number of Fund shares:
  Sold                        1,141         4,299        2,908        13,607        2,306         6,715        1,963        21,761
  Reinvested                    424           105          596           112          284            49          569            --
  Redeemed                   (1,987)       (2,909)      (1,759)       (3,038)        (850)       (1,393)      (4,819)         (904)
                          ----------  ------------  -----------  ------------  -----------  ------------  -----------  ------------
  Net increase in shares
    outstanding                (422)        1,495        1,745        10,681        1,740         5,371       (2,287)       20,857
Shares outstanding:
  Beginning of period         7,465         5,970       10,681            --        5,371            --       20,857            --
                          ----------  ------------  -----------  ------------  -----------  ------------  -----------  ------------
  End of period               7,043         7,465       12,426        10,681        7,111         5,371       18,570        20,857
                          ----------  ------------  -----------  ------------  -----------  ------------  -----------  ------------
                          ----------  ------------  -----------  ------------  -----------  ------------  -----------  ------------

 + For the period from November 18, 1996 (commencement of operations) to October
   31, 1997.
++ For the period from September 16, 1997 (commencement of operations) to October 31, 1997.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

FINANCIAL HIGHLIGHTS

For a share outstanding throughout each period:

                                      Income from
                                 Investment Operations                         Less Distributions
                        ---------------------------------------   ---------------------------------------------
                                          Net                                   Distributions
 Fiscal    Net Asset                  Realized &       Total       Dividends         from                         Net Asset
 Period      Value          Net       Unrealized       from        from Net        Realized                         Value
  Ended    Beginning    Investment     Gains on     Investment    Investment       Gain on           Total          End of
 Oct. 31   of Period      Income      Investment     Operation      Income        Investment     Distributions      Period
---------  ----------   -----------   -----------   -----------   -----------   --------------   --------------   ----------

SCHWAB MARKETMANAGER INTERNATIONAL PORTFOLIO-TM-
  1998(2)    $10.86        $0.32         $ 1.44        $ 1.76        $(0.34)        $(0.30)          $(0.64)        $11.98
  1997       $ 9.91        $0.17         $ 0.95        $ 1.12        $(0.17)            --           $(0.17)        $10.86
  1996(3)    $10.00           --         $(0.09)       $(0.09)           --             --               --         $ 9.91

SCHWAB MARKETMANAGER GROWTH PORTFOLIO-TM-
  1998(2)    $11.60        $0.33         $ 1.06        $ 1.39        $(0.29)        $(0.31)          $(0.60)        $12.39
  1997(4)    $10.00        $0.08         $ 1.66        $ 1.74        $(0.14)            --           $(0.14)        $11.60

SCHWAB MARKETMANAGER BALANCED PORTFOLIO-TM-
  1998(2)    $11.38        $0.41         $ 0.69        $ 1.10        $(0.34)        $(0.22)          $(0.56)        $11.92
  1997(4)    $10.00        $0.17         $ 1.34        $ 1.51        $(0.13)            --           $(0.13)        $11.38

SCHWAB MARKETMANAGER SMALL CAP PORTFOLIO-TM-
  1998(2)    $ 9.93        $0.24         $ 0.63        $ 0.87        $(0.27)            --           $(0.27)        $10.53
  1997(5)    $10.00        $0.02         $(0.09)       $(0.07)           --             --               --         $ 9.93

(1) The information contained in the above table is based on actual expenses for the periods, after giving effect to the portion of expenses reduced by the Investment Manager and Schwab. Had these expenses not been reduced, the Fund's expense and net investment income ratios would have been:

            International Portfolio        Growth Portfolio           Balanced Portfolio          Small Cap Portfolio
           -------------------------   -------------------------   -------------------------   -------------------------
                        Ratio of Net                Ratio of Net                Ratio of Net                Ratio of Net
 Fiscal     Ratio of     Investment     Ratio of     Investment     Ratio of     Investment     Ratio of     Investment
 Period     Expenses       Income       Expenses       Income       Expenses       Income       Expenses       Income
  Ended     to Ave.      to Average     to Ave.      to Average     to Ave.      to Average     to Ave.      to Average
 Oct. 31   Net Assets    Net Assets    Net Assets    Net Assets    Net Assets    Net Assets    Net Assets    Net Assets
---------  ----------   ------------   ----------   ------------   ----------   ------------   ----------   ------------
  1998(2)      1.30%*         5.02%*       1.24%*        3.63%*        1.30%*        3.75%*        1.25%*        4.10%*
  1997         1.30%          0.60%        1.27%*        1.30%*        1.45%*        2.08%*        1.25%*        0.54%*
  1996(3)      3.41%*        (2.39)%*        --            --            --            --            --            --

(2)  For the six months ended April 30, 1998 (Unaudited).
(3)  Period from October 16, 1996 (commencement of operations) to October 31,
     1996.
(4) Period from November 18, 1996 (commencement of operations) to October 31, 1997.
(5) Period from September 16, 1997 (commencement of operations) to October 31, 1997.
  *  Annualized.

                                   Ratios/Supplemental Data
           -------------------------------------------------------------------------
                                                             Ratio of Net
                                                Ratio of      Investment
                                                Expenses        Income
 Fiscal         Total                          to Average     to Average    Portfolio
 Period         Return          Net Assets         Net           Net        Turnover
  Ended    (not annualized)   End of Period     Assets(1)     Assets(1)       Rate
 Oct. 31         (%)             (000's)           (%)           (%)          (%)
---------  ----------------   --------------   -----------   ------------   --------

SCHWAB MARKETMANAGER INTERNATIONAL PORTFOLIO-TM-
  1998(2)        17.25           $ 84,369          0.50*          5.82*         91
  1997           11.47           $ 81,086          0.50           1.40         179
  1996(3)        (0.90)          $ 59,180          0.50*          0.52*          0

SCHWAB MARKETMANAGER GROWTH PORTFOLIO-TM-
  1998(2)        12.60           $153,988          0.50*          4.37*        161
  1997(4)        17.60           $123,877          0.50*          2.07*        192

SCHWAB MARKETMANAGER BALANCED PORTFOLIO-TM-
  1998(2)        10.07           $ 84,750          0.50*          4.55*        128
  1997(4)        15.27           $ 61,133          0.50*          3.03*        171

SCHWAB MARKETMANAGER SMALL CAP PORTFOLIO-TM-
  1998(2)         9.09           $195,481          0.50*          4.84*         63
  1997(5)        (0.70)          $207,050          0.50*          1.29*         10

(1) The information contained in the above table is based on actual expenses for the periods, after giving effect to the portion of expenses reduced by the Investment Manager and Schwab. Had these expenses not been reduced, the Fund's expense and net investment income ratios would have been:

            International Portfolio        Growth Portfolio           Balanced Portfolio          Small Cap Portfolio
           -------------------------   -------------------------   -------------------------   -------------------------
                        Ratio of Net                Ratio of Net                Ratio of Net                Ratio of Net
 Fiscal     Ratio of     Investment     Ratio of     Investment     Ratio of     Investment     Ratio of     Investment
 Period     Expenses       Income       Expenses       Income       Expenses       Income       Expenses       Income
  Ended     to Ave.      to Average     to Ave.      to Average     to Ave.      to Average     to Ave.      to Average
 Oct. 31   Net Assets    Net Assets    Net Assets    Net Assets    Net Assets    Net Assets    Net Assets    Net Assets
---------  ----------   ------------   ----------   ------------   ----------   ------------   ----------   ------------
  1998(2)      1.30%*         5.02%*       1.24%*        3.63%*        1.30%*        3.75%*        1.25%*        4.10%*
  1997         1.30%          0.60%        1.27%*        1.30%*        1.45%*        2.08%*        1.25%*        0.54%*
  1996(3)      3.41%*        (2.39)%*        --            --            --            --            --            --

(2)  For the six months ended April 30, 1998 (Unaudited).
(3)  Period from October 16, 1996 (commencement of operations) to October 31,
     1996.
(4) Period from November 18, 1996 (commencement of operations) to October 31, 1997.
(5) Period from September 16, 1997 (commencement of operations) to October 31, 1997.
  *  Annualized.

NOTES TO FINANCIAL STATEMENTS
For the six months ended April 30, 1998 (Unaudited)

1. DESCRIPTION OF THE FUNDS

The Schwab MarketManager Growth Portfolio-TM- (formerly Schwab One Source Portfolios--Growth Allocation Fund), Schwab MarketManager Balanced Portfolio-TM- (formerly Schwab One Source Portfolios--Balanced Allocation Fund), Schwab MarketManager Small Cap Portfolio-TM- (formerly Schwab One Source Portfolios--Small Company Fund) and Schwab MarketManager International Portfolio-TM- (formerly Schwab One Source Portfolios--International Fund) (the "Funds") are series of Schwab Capital Trust (the "Trust"), a no-load, open-end, investment management company organized as a Massachusetts business trust on May 7, 1993 and registered under the Investment Company Act of 1940, as amended (the "1940 Act").

In addition to the Funds, the Trust also offers the Schwab S&P 500 Fund, Schwab International Index Fund-Registered Trademark-, Schwab Small-Cap Index Fund-Registered Trademark-, Schwab MarketTrack All Equity Portfolio-TM- (effective on April 16, 1998, and commenced operations on May 19, 1998), Schwab MarketTrack Growth Portfolio-TM- (formerly Schwab Asset
Director-Registered Trademark---High Growth Fund), Schwab MarketTrack Balanced Portfolio-TM- (formerly Schwab Asset Director-Registered Trademark--- Balanced Growth Fund), Schwab MarketTrack Conservative Portfolio-TM- (formerly Schwab Asset Director-Registered Trademark--- Conservative Growth Fund) and Schwab Analytics Fund-Registered Trademark-. The assets of each series are segregated and accounted for separately.

2. SIGNIFICANT ACCOUNTING POLICIES

The following significant accounting policies are in conformity with generally accepted accounting principles for investment companies. The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

SECURITY VALUATION--Investments in underlying funds are valued at their respective net asset values as determined by those funds, in accordance with the 1940 Act, for a given day. Investments in securities traded on an exchange and unlisted securities are valued at the last quoted sale price on the exchange on which such securities are primarily traded, or if a sale is not reported for that day, at the mean between the most recent bid and asked prices. Other investments, for which no quotations are readily available, are valued at fair value as determined by the Funds' investment manager pursuant to guidelines adopted in good faith by the Board of Trustees.

SECURITY TRANSACTIONS AND INVESTMENT INCOME--Security transactions are accounted for on a trade date basis (date the order to buy or sell is executed). Realized gains and losses from security transactions are determined on an identified cost basis. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Interest income is accrued on a daily basis.

DEFERRED ORGANIZATION COSTS--Costs incurred in connection with the organization of the Funds and their initial registration with the Securities and Exchange Commission are amortized on a straight-line basis over a five-year period from each Fund's commencement of operations.

EXPENSES--Expenses arising in connection with a Fund are charged directly to that Fund. Expenses common to all series of the Trust are generally allocated to each series in proportion to their relative net assets.

FEDERAL INCOME TAXES--It is each Fund's policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all net investment income and realized net capital gains, if any, to shareholders. Therefore, no federal income tax provision is required. Each Fund is considered a separate entity for tax purposes.

At April 30, 1998 (for financial reporting and federal income tax purposes:)

                                         Net
                                     Unrealized   Appreciated  Depreciated
                                     Appreciation Securities   Securities
                                     -----------  -----------  -----------
Schwab MarketManager International
 Portfolio-TM-                       $12,631,000  $12,644,000  $   13,000
Schwab MarketManager Growth
 Portfolio-TM-                       $15,247,000  $15,456,000  $  209,000
Schwab MarketManager Balanced
 Portfolio-TM-                       $5,903,000   $6,066,000   $  163,000
Schwab MarketManager Small Cap
 Portfolio-TM-                       $10,303,000  $12,137,000  $1,834,000

At October 31, 1997, the unused capital loss carryforwards, for federal income tax purposes with expiration dates, are as follows:

                                       Schwab MarketManager
Expiring in:                            Small Cap Portfolio
                                       ---------------------
10/31/05                                     $  95,000
                                              --------
  Total capital loss carryforward            $  95,000
                                              --------
                                              --------

3. TRANSACTIONS WITH AFFILIATES

INVESTMENT ADVISORY AND ADMINISTRATION AGREEMENT--The Trust has an investment advisory and administration agreement with Charles Schwab Investment Management, Inc. (the "Investment Manager") whereby the Investment Manager manages the Funds' business affairs and provides underlying fund analysis, selection, ongoing monitoring, and investment management services. For these services, each Fund pays an annual fee, payable monthly, of 0.74% of the first $1 billion of average daily net assets, 0.69% of the next $1 billion and 0.64% of such assets over $2 billion. The Investment Manager reduced a portion of its fees for the six months ended April 30, 1998 (see Note 4).

TRANSFER AGENCY AND SHAREHOLDER SERVICE AGREEMENTS--The Trust has transfer agency and shareholder service agreements with Charles Schwab & Co., Inc. ("Schwab"). For services provided under these agreements, Schwab receives an annual fee, payable monthly, of 0.05% of each Fund's average daily net assets for transfer agency services and 0.20% of such assets for shareholder services. Schwab has reduced a portion of its fees for the six months ended April 30, 1998 (see Note 4).

OFFICERS AND TRUSTEES--Certain officers and trustees of the Trust are also officers and/or directors of the Investment Manager and/or Schwab. For the six months ended April 30, 1998, the Trust made no direct payments to its officers or trustees who are "interested persons" within the meaning of the 1940 Act, as amended. The Funds incurred fees aggregating $17,000 related to the Trust's unaffiliated trustees.

4. EXPENSES REDUCED AND ABSORBED BY THE INVESTMENT MANAGER AND SCHWAB

The Investment Manager and Schwab guarantee that, through at least February 28, 1999, each Fund's total operating expenses will not exceed 0.50% of the Fund's average daily net assets, after waivers and reimbursements. For purpose of this guarantee, operating expenses do not include interest expenses, extraordinary expenses, taxes, foreign taxes and capital items. Schwab has agreed to waive its Transfer Agent and Shareholder Services fees through at least December 31, 2001.

For the period ended April 30, 1998, the total of such fees and expenses reduced by the Investment Manager was $216,000, $334,000, $195,000, and $492,000 for the
International, Growth, Balanced and Small Cap, respectively, and the total of such fees reduced by Schwab was $98,000, $170,000, $89,000, and $249,000 for the International, Growth, Balanced and Small Cap, respectively.

5. BORROWING AGREEMENT

The Trust has a line of credit arrangement with Bank of New York Company whereby the Funds may borrow, in aggregate, up to $100,000,000, on a temporary basis, to fund redemptions. Amounts borrowed under this arrangement bear interest at periodically negotiated rates and may be collateralized by the assets of the Funds. During the six months ended April 30, 1998, no borrowings were made under this arrangement.

6. INVESTMENT TRANSACTIONS

Purchases and sales of investment securities, other than short-term obligations, for the six months ended April 30, 1998, were as follows (in thousands):

                                     International   Growth     Balanced     Small Cap
                                      Portfolio    Portfolio    Portfolio    Portfolio
                                     -----------  -----------  -----------  -----------
Purchases                            $   96,556   $   299,475  $  147,846   $  169,408
Proceeds of sales and maturities     $  101,258   $   281,209  $  128,994   $  186,071

              THIS SPACE RESERVED FOR YOUR COMMENTS AND QUESTIONS. A SCHWAB REPRESENTATIVE WILL BE HAPPY TO ASSIST YOU.

THE SCHWABFUNDS FAMILY-REGISTERED TRADEMARK-

The SchwabFunds Family includes a variety of funds to help you meet your investment goals. You can diversify your portfolio in a single step with our asset allocation funds. Or you can customize your portfolio with a combination of our stock funds as well as our taxable and tax-advantaged bond and money market funds.

Please call 1-800-435-4000 for a free prospectus and brochure for any of these SchwabFunds.

This report must be preceded or accompanied by a current prospectus.

SCHWAB ASSET ALLOCATION FUNDS
Schwab MarketTrack All Equity Portfolio(1)
Schwab MarketTrack Growth Portfolio(1)
Schwab MarketTrack Balanced Portfolio(1)
Schwab MarketTrack Conservative Portfolio(1)
Schwab MarketManager Growth Portfolio(2)
Schwab MarketManager Balanced Portfolio(2)

SCHWAB STOCK FUNDS
Schwab 1000 Fund-Registered Trademark-
Schwab S&P 500 Fund
Schwab Analytics Fund-Registered Trademark-
Schwab Small-Cap Index Fund-Registered Trademark-
Schwab MarketManager Small Cap Portfolio(2)
Schwab International Index Fund-Registered Trademark-
Schwab MarketManager International Portfolio(2)

SCHWAB BOND FUNDS
Schwab Total Bond Market Index Fund(3)
Schwab Short-Term Bond Market Index Fund(3)
Schwab Long-Term Tax-Free Bond Fund
Schwab Short/Intermediate Tax-Free Bond Fund
Schwab California Long-Term Tax-Free Bond Fund
Schwab California Short/Intermediate
  Tax-Free Fund

SCHWAB MONEY MARKET FUNDS
Schwab offers an array of money market funds(4) that seek high current income with safety and liquidity. Choose from taxable or tax-advantaged alternatives. Many can be linked to your Schwab account to "sweep" cash balances automatically when you're between investments. Or, for your larger cash reserves, choose one of our Value Advantage Investments-Registered Trademark-.

(1)Formerly the Schwab Asset Director Funds.

(2)Formerly the Schwab OneSource-TM- Portfolios.

(3)Formerly the Schwab Government Bond Funds.

(4)Investments in money market funds are neither insured nor guaranteed by the U.S. government, and there is no assurance that the funds will be able to maintain a stable share price of $1.

SCHWABFUNDS
FAMILY-R-

101 MONTGOMERY STREET
SAN FRANCISCO, CALIFORNIA 94104


INVESTMENT ADVISOR
Charles Schwab Investment Management, Inc.
101 Montgomery Street, San Francisco, CA 94104

DISTRIBUTOR
Charles Schwab & Co., Inc.
101 Montgomery Street, San Francisco, CA 94104

This report is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus.

-C-1998 Charles Schwab & Co., Inc. All rights reserved.
Member SIPC/NYSE.

Printed on recycled paper. CRS 20293 (0598-2346) MKT3563(6/98)